REVOLVING CREDIT AGREEMENT



                  THIS REVOLVING CREDIT AGREEMENT (the "Agreement") is made and dated as of the 20th day of May, 1996, by and among the lenders signatory hereto (collectively, the "Lenders"); BANKERS TRUST COMPANY, a New York State banking corporation ("BT"), as credit agent for the Lenders (in such capacity, the "Credit Agent"); BT and THE FIRST NATIONAL BANK OF CHICAGO, a national banking association ("FNBC"), as co-administrative agents of the credit facility evidenced hereby; THE BANK OF NEW YORK, a New York State banking corporation ("BNY"), as documentation agent (in such capacity, the "Documentation Agent"); BT, FNBC, BNY, and CHASE SECURITIES, INC., as co-arrangers of the credit facility evidenced hereby (in such capacity, the "Co-Arrangers"); THE CHASE MANHATTAN BANK, N.A., as syndication agent of the credit facility evidenced hereby (in such capacity, the "Syndication Agent"); and COUNTRYWIDE HOME LOANS, INC., a New York corporation (the "Company").


                                                RECITALS"1"RECITALS

                  A. Pursuant to that certain Revolving Credit Agreement dated as of September 23, 1994 among certain of the Lenders, the Collateral Agent, the Credit Agent, the Company and others (as amended and extended from time to time to date, the "Existing Agreement"), certain of the Lenders have agreed to extend credit to the Company on the terms and subject to the conditions set forth more particularly therein.

     B. The current parties to the Existing Agreement desire to terminate the Existing Agreement and replace the credit facilities evidenced thereby with this Agreement.
                  NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:



                                               AGREEMENT"1"AGREEMENT


1.       Credit Facilities"2"               1.       Credit Facilities.

1(a) Primary Loan Facility"3" 1(a) Primary Loan Facility. On the terms and subject to the conditions set forth herein, the Lenders severally agree that they shall, from time to time to but not including the Maturity Date (as such term and capitalized terms not otherwise defined herein are defined in the Glossary attached hereto as Annex I), directly, or indirectly by purchase from a Balance Bank, advance their Primary Loan Percentage Share of loans (the "Primary Loans" or a "Primary Loan") to the Company in amounts such that:

  (1) The aggregate amount of Primary Loans outstanding does not exceed at any date the lesser of:

         (i) The Primary Loan Credit Limit minus the sum of Swing Loans outstanding; and
         (ii) The lesser of: a. the Aggregate Credit Limit, and b. the Collateral Value of the Borrowing Base minus, in each case, the sum of: (A)
Negotiated Loans and Swing Loans outstanding, (B) the amount available for drawing under Outstanding Letters of Credit, (C) unrepaid L/C Drawings, (D) the GNMA Pool Advance Commitment, (E) Verified Outstanding CPNs, and (F) outstanding Funding Checks; and

  (2) The aggregate dollar amount of each Lender's Primary Loan Percentage Share of Primary Loans outstanding plus such Lender's Primary Loan Percentage Share of Swing Loans outstanding does not exceed such Lender's Maximum Primary Loan Commitment.

In calculating the availability of Primary Loans on any date, Loans outstanding and Verified Outstanding CPNs shall not include any of such items which will be repaid with Loans to be advanced on such date.

1(b) Negotiated Loan Facility"3" 1(b) Negotiated Loan Facility. On the terms and subject to the conditions set forth herein, any Lender may from time to time to but not including the Maturity Date in its sole and absolute discretion offer to make loans ("Negotiated Loans" or a "Negotiated Loan") to the Company in such amounts, at such interest rates and for such terms (not to extend beyond the Maturity Date) as such Lender and the Company may agree; provided, however, that in no event will any Lender advance any Negotiated Loan to the Company nor will the Company accept the proceeds of any Negotiated Loan if upon the funding thereof the aggregate amount of Negotiated Loans outstanding would exceed the lesser of: (1) the Aggregate Credit Limit, and (2) the Collateral Value of the Borrowing Base minus, in each case, the sum of: (i) Primary Loans and Swing Loans outstanding, (ii) the amount available for drawing under Outstanding Letters of Credit, (iii) unrepaid L/C Drawings, (iv) the GNMA Pool Advance Commitment, (v) Verified Outstanding CPNs, and (vi) outstanding Funding Checks. In calculating the availability of Negotiated Loans on any date, Loans outstanding and Verified Outstanding CPNs shall not include any of such items which will be repaid with Loans to be advanced on such date. The agreement of a Lender to make a Negotiated Loan hereunder shall not to any extent reduce such Lender's obligation to fund Primary Loans to the extent of such Lender's Maximum Primary Loan Commitment, it being expressly acknowledged and agreed that the agreement to make Negotiated Loans is optional on the part of such Lender and in addition to its Maximum Primary Loan Commitment.

1(c) Swing Loan Facility"3" 1(c) Swing Loan Facility. On the terms and subject to the conditions set forth herein, each of the Swing Line Lenders agrees that it shall, from time to time to but not including the Maturity Date, advance its Swing Line Percentage Share of loans (the "Swing Loans" or a "Swing Loan") to the Company in amounts such that the aggregate amount of Swing Loans outstanding does not exceed at any date the least of:

  (1)     The Aggregate Swing Line Commitment;

  (2) The Primary Loan Credit Limit minus the sum of Primary Loans outstanding; and

  (3)     The lesser of: (i) the Aggregate Credit Limit, and (ii) the
Collateral Value of the Borrowing Base minus, in each case, the sum of: a. Primary Loans and Negotiated Loans outstanding, b. the amount available for drawing under Outstanding Letters of Credit, c. unrepaid L/C Drawings, d. the GNMA Pool Advance Commitment, e. Verified Outstanding CPNs, and f. outstanding Funding Checks.

In calculating the availability of Swing Loans on any date, Loans outstanding and Verified Outstanding CPNs shall not include any of such items which will be repaid with Loans to be advanced on such date. At the request of any Swing Line Lender, made through the Credit Agent at any time and from time to time, including, without limitation, following the occurrence of an Event of Default, each Lender (including each of the Swing Line Lenders) absolutely and unconditionally agrees to refund Swing Loans held by the Swing Line Lenders by advancing its Primary Loan Percentage Share thereof to the Credit Agent for disbursement to the Swing Line Lenders pro rata, in accordance with their respective Swing Line Percentage Shares. Such fundings shall be made no later than 12:00 noon (Los Angeles time) on the date request therefor is made if such request is made on or before 11:00 a.m. (Los Angeles time) on such date, and no later than 12:00 noon (Los Angeles time) on the next succeeding Business Day if request therefor is made after 11:00 a.m. (Los Angeles time). Advances made by the Lenders hereunder for the purpose of refunding Swing Loans shall constitute Primary Loans (and be advanced as Alternate Base Rate Loans) for all purposes of the Credit Documents. In the event, for whatever reason, the Lenders are not able to advance their respective Primary Loan Percentage Shares of Primary Loans for the purpose of refunding Swing Loans as required hereunder, then each of the Lenders (including each of the Swing Line Lenders) absolutely and unconditionally agrees to purchase and take from the Swing Line Lenders on demand an undivided participation interest in Swing Loans outstanding in an amount equal to their respective Primary Loan Percentage Shares of such Swing Loans.

1(d) Letter of Credit Facility"3" 1(d) Letter of Credit Facility. On the terms and subject to the conditions set forth herein, each L/C Issuing Lender severally agrees that it will issue, from time to time from the date hereof to and including the fourth Business Day immediately preceding the Maturity Date, letters of credit (a "Letter of Credit" and, collectively and severally, the "Letters of Credit") for the account of the Company in favor of the Mortgage Backed Securities Clearing Corporation (the "MBSCC") for the purpose of allowing the Company to meet its margin requirements with the MBSCC; provided, however, that the aggregate dollar amount available for drawing under all Outstanding Letters of Credit:

 (1) Issued by such L/C Issuing Lender shall not exceed such L/C Issuing Lender's L/C Commitment less unrepaid L/C Drawings owing to such L/C Issuing Lender at such date; and

 (2) Issued by all L/C Issuing Lenders shall not exceed the least of: (i) the Aggregate Credit Limit, (ii) the Collateral Value of the Borrowing Base minus, in each case, the sum of: a. Loans outstanding, b. unrepaid L/C Drawings, c. the GNMA Pool Advance Commitment, d. Verified Outstanding CPNs, and e. outstanding Funding Checks, and (iii) $150,000,000.00.

In calculating the availability of Letters of Credit on any date, Loans outstanding and Verified Outstanding CPNs shall not include any of such items which will be repaid with Loans to be advanced on such date. The amount and expiration date of each Letter of Credit shall be as agreed to by each L/C Issuing Lender and the Company; provided, however, that in no event may any Letter of Credit issued hereunder have an expiration date later than the third Business Day immediately preceding the Maturity Date or automatically renew or be renewed to a date beyond such date. Each Letter of Credit issued by a L/C Issuing Lender shall be in form customarily issued by such L/C Issuing Lender. Each L/C Issuing Lender shall promptly notify the Credit Agent of the issuance of a Letter of Credit, any increase in the amount available for drawing thereunder, any extension of the expiration date thereof, and any L/C Drawing, and shall at and as of the end of each calendar quarter, and at such other times as the Credit Agent may reasonably request, notify the Credit Agent in writing of the aggregate amount available for drawing under Outstanding Letters of Credit and unrepaid L/C Drawings at such date.

1(e) GNMA Pool Advance Facility"3" 1(e) GNMA Pool Advance Facility. On the terms and subject to the conditions set forth in the GNMA Pool Advance Agreement, the GNMA Pool Advance Lender agrees that it shall, from time to time to but not including the Maturity Date, make loans (the "GNMA Pool Advance Loans" or a "GNMA Pool Advance Loan") to the Company in an aggregate amount not to exceed the GNMA Pool Advance Commitment.

2.       Requests for Credit Events and Issuance of CPNs; Funding"2"
           2.      Requests for Credit events and Issuance of CPNs; Funding.

2(a)     Requests for Credit Events"3"
           2(a)     Requests for Credit Events.

 (1)     Subject to the advance notice required with respect to Eurodollar
Loans pursuant to Paragraph 4(a) below, on any Business Day that the Company desires to borrow Loans or GNMA Pool Advance Loans or request the issuance of a Letter of Credit hereunder, it shall deliver a Loan Request, Interest Rate Election and Payoff Notice to the Credit Agent no later than: (i) in the case of Primary Loans, GNMA Pool Advance Loans and Letters of Credit, 10:00 a.m. (Los
Angeles  time);  (ii) in the case of Negotiated  Loans,  12:00 noon (Los Angeles time); (iii) in the case of Swing Loans, 1:00 p.m. (Los Angeles time); and (iv) in the case of Swing Loans to be funded on a best efforts basis by the Swing Line Lenders, later than 1:00 p.m. (Los Angeles time) on such date. Said Loan Request, Interest Rate Election and Payoff Notice shall, as applicable, identify the Lender which has agreed to fund any Negotiated Loan and the L/C Issuing Lender which is to issue any Letter of Credit. Except for a request for a Negotiated Loan or a Swing Loan made after 10:00 a.m. (Los Angeles time) on a given date, only one consolidated Loan Request, Interest Rate Election and Payoff Notice requesting Loans and/or GNMA Pool Advance Loans and/or Letters of Credit shall be submitted to the Credit Agent on any date. Any request for Primary Loans shall be in such amount that the aggregate dollar amount of Primary Loans which the Lenders are required to actually newly fund with respect thereto (after, during any Secured Period, giving effect to the provisions of Paragraph 8(a) of the Security Agreement) is not less than $10,000,000.00, and any request for Swing Loans shall be in an amount not less than $5,000,000.00. On each Business Day on which a Loan Request, Interest Rate Election and Payoff Notice is delivered to the Credit Agent, the Credit Agent shall notify the applicable Lenders (which notification may be telephonic and, if telephonic, shall be promptly confirmed in writing) no later than 11:00 a.m. (Los Angeles time) (or in the case of a Negotiated Loan, 1:00 p.m. (Los Angeles time) or in the case of a Swing Loan, 1:30 p.m. (Los Angeles time)) of the aggregate amount of Credit Events which will occur on such date.

  (2) During any Secured Period, the Company may request the Credit Agent to facilitate the approval for the issuance of CPNs on any Business Day by delivering to the Credit Agent no later than 8:30 a.m. (Los Angeles time) on such day a duly completed CPN Issuance Request.

2(b)     Direct and Discount Primary Loans"3"
2(b)     Direct and Discount Primary
Loans. The Company may request that Primary Loans be made, at the election of the Company as set forth on the related Loan Request, Interest Rate Election and Payoff Notice:

 (1) By the Balance Banks in the form of Discount Loans; provided, however, that any request for Discount Loans may be made only in the Loan
Request, Interest Rate Election and Payoff Notice provided for the initial Credit Events and, thereafter, the Loan Request, Interest Rate Election and Payoff Notice delivered on the last day of the Discount Loan Interest Period with respect to the then outstanding Discount Loans or, if no Discount Loans are then outstanding, on the fifth and twentieth days of each calendar month (or if any such day is not a Business Day, the next succeeding Business Day) (the permitted dates for funding of Discount Loans being referred to herein as "Discount Loan Funding Dates"); and, provided, further, that as a condition precedent to the Company's right to request any Balance Bank to fund a Discount Loan, the Company shall have delivered to the Credit Agent a Pre-Funding Notice thereof no later than 10:00 a.m. (Los Angeles time) three Eurodollar Business Days prior thereto (the Credit Agent hereby agreeing to promptly transmit by facsimile transmission said Pre-Funding Notice to the applicable Balance Bank and each of the Lenders); and/or

 (2)     By the Lenders in the form of Direct Loans on any Business Day.

2(c) Funding of Loans and GNMA Pool Advance Loans"3" 2(c) Funding of Loans and GNMA Pool Advance Loans. Loans and GNMA Pool Advance Loans requested pursuant to any Loan Request, Interest Rate Election and Payoff Notice shall be funded (subject, during any Secured Period, to the provisions of Paragraph 8(a) of the Security Agreement), as follows:

 (1) During any Unsecured Period: (i) Each Balance Bank shall make Discount Loans net of the applicable Balance Bank Discount, each Lender shall make its Primary Loan Percentage Share of Direct Loans and the GNMA Pool Advance Lender shall make its GNMA Pool Advance Loans available by wiring the amount thereof in immediately available same day (including Federal) funds, to the Funding Account no later than 12:30 p.m. (Los Angeles time) on the proposed funding date; (ii) each Lender agreeing to make a Negotiated Loan shall make the same available by wiring the amount thereof in immediately available same day (including Federal) funds, to the Funding Account no later than 2:30 p.m. (Los Angeles time) on the proposed funding date; and (iii) each Swing Line Lender shall make its Swing Line Percentage Share of each Swing Loan available by wiring the amount thereof in immediately available same day (including Federal) funds to the Funding Account no later than 2:00 p.m. (Los Angeles time) on the proposed funding date.

 (2) During any Secured Period, (i) Each Balance Bank shall make Discount Loans net of the applicable Balance Bank Discount, each Lender shall make its Primary Loan Percentage Share of Direct Loans and the GNMA Pool Advance Lender shall make GNMA Pool Advance Loans available by wiring the amount thereof in immediately available same day (including Federal) funds, to the Credit Agent to the Pre-Disbursement Account no later than 12:30 p.m. (Los Angeles time) on the proposed funding date, such amounts to be held during any Secured Period pending disbursement as provided in subparagraph (3) below; (ii) each Lender agreeing to make a Negotiated Loan shall make the same available by wiring the amount thereof in immediately available same day (including Federal) funds, to the Credit Agent to the Pre-Disbursement Account no later than 2:30 p.m. (Los Angeles time) on the proposed funding date; and (iii) each Swing Line Lender shall make its Swing Line Percentage Share of each Swing Loan available by wiring the amount thereof in immediately available same day (including Federal) funds to such accounts as the Company may direct no later than 2:00 p.m. (Los Angeles time) on the proposed funding date.

 (3) During any Secured Period, on or before 10:45 a.m. (Los Angeles time) on each proposed funding date the Credit Agent shall request the Collateral Agent to make a Determination of Collateral Value pursuant to Paragraph 7 of the Security Agreement. Upon reviewing the Determination of Collateral Value provided by the Collateral Agent to the Credit Agent thereunder, the Credit Agent shall determine whether the Collateral Value of the Secured Borrowing Base is sufficient to support the requested Credit Events (or a portion thereof) (a "Determination of Availability"). Upon a positive Determination of Availability, the Credit Agent shall so notify the Company and shall, subject to the additional conditions set forth in Paragraph 7(b) below, disburse amounts held in the Pre-Disbursement Account to the Funding Account and/or the Commercial Paper Account, as applicable, no later than 12:45 p.m. (Los Angeles time), or in the case of Negotiated Loans, 2:45 p.m. (Los Angeles time), on the proposed funding date. Amounts held in the Pre-Disbursement Account which cannot be disbursed to the Company as a result of a negative Determination of Availability or non-satisfaction of the additional conditions set forth in Paragraph 7(b) below shall constitute cash collateral for the Obligations, shall be transferred to the Settlement Account prior to the opening of business of the Credit Agent on the Business Day following the date deposited in the Pre-Disbursement Account and disbursed to the Company only upon a favorable Determination of Availability and subject to the additional conditions set forth in Paragraph 7(b) below. Such amounts shall constitute "Loans" to the Company for all purposes of the Credit Documents and shall be payable, with interest, to the same extent as if such amounts had been fully disbursed.

2(d) Sale and Assignment of Discount Loans by Balance Banks"3" 2(d) Sale and Assignment of Discount Loans by Balance Banks. Simultaneously with the making of a Discount Loan by a Balance Bank on a Discount Loan Funding Date, such Balance Bank agrees to sell and assign, and does hereby sell and assign, to each Lender (including such Balance Bank in its capacity as a Lender), and each Lender irrevocably agrees to purchase and acquire, its Primary Loan Percentage Share of such Discount Loan for a purchase price equal to such Lender's Primary Loan Percentage Share of the principal amount of such Discount Loan less the Lender Discount applicable thereto. Such purchase price will be paid to the Credit Agent for the account of the applicable Balance Banks in immediately available same day (including Federal) funds at the Contact Office of the Credit Agent no later than 12:15 p.m. (Los Angeles time) on the Discount Loan Funding Date. The Company hereby acknowledges and consents to the assignment of Discount Loans by the Balance Banks to the Lenders hereunder. The Company, the Credit Agent and the Collateral Agent shall deem and treat each Lender as the creditor in respect of its Primary Loan Percentage Share of each Discount Loan to the same extent as if such Discount Loan were a Direct Loan as to which such Lender had advanced its Primary Loan Percentage Share.

2(e) Funding"3" 2(e) Funding. Each Lender shall be entitled to fund all or any portion of its Primary Loan Percentage Share of Primary Loans, its Negotiated Loans, its Swing Line Percentage Share of Swing Loans and its GNMA Pool Advance Loans, as applicable, in any manner it may determine in its sole discretion, including, without limitation, in the Grand Cayman inter-bank market, the eurocurrency inter-bank market and within the United States, but all calculations and transactions hereunder shall be conducted as though all Lenders actually fund Discount Loans and Eurodollar Loans by them hereunder through the purchase of offshore dollar deposits in such amounts with maturities corresponding to the applicable Interest Periods.

3.       Payment of Principal and L/C Drawings; Prepayments"2"
3.      Payment of Principal and L/C Drawings; Prepayments.

3(a)     Required Principal Payments"3"
3(a)     Required Principal Payments.

  (1) During any Unsecured Period, subject to the provisions of Paragraph 3(b) below, the Company shall pay (i) to the Credit Agent for the account of the applicable Lender or Lenders, the unpaid principal balance of each Discount Loan and Eurodollar Loan on the last day of the applicable Interest Period, and the unpaid principal balance of each Alternate Base Rate Loan and each Swing Loan on the Maturity Date; and (ii) to the Lender or Lenders making Negotiated Loans, the GNMA Pool Advance Lender and the L/C Issuing Lenders directly, as applicable, the unpaid principal balance of each Negotiated Loan on the last day of the applicable Interest Period, and the unpaid principal balance of each GNMA Pool Advance Loan on or before the earlier of: (a) the thirtieth day following the date advanced and (b) the Maturity Date, and the full amount of each L/C Drawing on the date thereof. The Company shall give notice to the Credit Agent of any payment under subparagraph (ii) above on the date such payment is made.

  (2) During any Secured Period, subject to the provisions of Paragraph 3(b) below, the Company shall pay to the Credit Agent for the account of the applicable Lender or Lenders, including the GNMA Pool Advance Lender and the L/C Issuing Lenders, (i) the unpaid principal balance of each Discount Loan, Eurodollar Loan and Negotiated Loan on the last day of the applicable Interest Period, (ii) the unpaid principal balance of each Alternate Base Rate Loan and each Swing Loan on the Maturity Date, (iii) the unpaid principal balance of each GNMA Pool Advance Loan on or before the earlier of (a) the thirtieth day following the date advanced and (b) the Maturity Date, and (iv) the full amount of each L/C Drawing on the date thereof.

3(b)     Prepayments"3"
3(b)     Prepayments.

  (1) The Company may voluntarily prepay Direct Loans, Negotiated Loans, Swing Loans and GNMA Pool Advance Loans in whole or in part and may voluntarily prepay Discount Loans in whole at any time; provided, however, that in the case of prepayment of a Discount Loan, the Company shall pay the net funded amount of such Discount Loan actually advanced by the Balance Bank with respect thereto plus that portion of the Balance Bank Discount for such Discount Loan for the period from the date of funding to but not including the date of prepayment; and, provided further, that any prepayment of a Direct Loan, Negotiated Loan, Swing Loan or GNMA Pool Advance Loan shall be accompanied by accrued but unpaid interest on the portion being prepaid.

  (2) During any Secured Period, Loans and GNMA Pool Advance Loans are subject to mandatory prepayment pursuant to Paragraph 6 of the Security Agreement and, in addition, by application of proceeds of the sale or other disposition of Collateral as provided in the Security Agreement.

  (3) The Company shall pay in connection with any prepayment hereunder any amount payable on account thereof pursuant to Paragraph 4(i) below concurrently with such prepayment.

4.       Calculation and Payment of Interest; Related Provisions"2"
4.      Calculation and Payment of Interest; Related Provisions.

4(a)     Interest on Direct Loans"3"
4(a)     Interest on Direct Loans.

  (1)     The Company shall pay interest to each Lender on such Lender's
Primary Loan Percentage Share of Direct Loans outstanding calculated, at the election of the Company made from time to time as permitted herein and set forth on a duly executed Loan Request, Interest Rate Election and Payoff Notice, at either: (i) the Alternate Base Rate, and/or (ii) the Applicable Eurodollar Rate. Each Lender's Primary Loan Percentage Share of Direct Loans bearing interest at the Alternate Base Rate shall be referred to herein as "Alternate Base Rate Loans"; and each Lender's Primary Loan Percentage Share of Direct Loans bearing interest at the Applicable Eurodollar Rate shall be referred to herein as "Eurodollar Loans".

  (2) The Company may elect from time to time to convert Direct Loans from Eurodollar Loans to Alternate Base Rate Loans or to have Direct Loans funded as Alternate Base Rate Loans by giving the Credit Agent irrevocable notice of such election as set forth on a duly executed Loan Request, Interest Rate Election and Payoff Notice delivered on the proposed conversion or funding date; provided, however, that any conversion of Eurodollar Loans may only be made on the last day of the applicable Interest Period. The Company may elect from time to time to convert Direct Loans from Alternate Base Rate Loans to Eurodollar Loans or to have Direct Loans funded as Eurodollar Loans by giving the Credit Agent at least three Eurodollar Business Days' prior irrevocable notice of such election by delivery of a duly executed Loan Request, Interest Rate Election and Payoff Notice. Upon receipt of any such notice, the Credit Agent shall promptly notify each of the Lenders affected thereby thereof. No Direct Loan shall be funded as or converted into a Eurodollar Loan if an Event of Default or Potential Default has occurred and is continuing on the day occurring two Business Days prior to the date of the funding or conversion requested by the Company.

  (3) Any Eurodollar Loan may be continued as such upon the expiration of the Interest Period applicable thereto by giving the Credit Agent (which shall notify the Lenders) at least three Eurodollar Business Days' prior irrevocable notice of such election as set forth on a duly executed Loan Request, Interest Rate Election and Payoff Notice; provided, however, that no Eurodollar Loan may be continued as such when any Event of Default or Potential Default has occurred and is continuing, but shall be automatically converted to an Alternate Base Rate Loan on the last day of the then current Interest Period applicable thereto. The Credit Agent shall notify the Lenders and the Company promptly that such automatic conversion will occur. If the Company shall fail to give notice as provided above, the Company shall be deemed to have elected to convert the affected Eurodollar Loan to an Alternate Base Rate Loan on the last day of the Interest Period applicable thereto.

  (4) The Credit Agent shall give prompt written notice (or notice by telephone immediately confirmed in writing) to the Company and the Lenders of the applicable interest rate determined by the Credit Agent.

  (5) Under no circumstances shall the Lenders be required to make or maintain Eurodollar Loans under this Agreement with more than an aggregate number of eight (8) different Interest Periods.

4(b) Interest on Discount Loans"3" 4(b) Interest on Discount Loans. Since Discount Loans will be funded by the Balance Banks net of the applicable Balance Bank Discount, no additional interest shall be payable thereon prior to the maturity date thereof.

4(c) Interest on Negotiated Loans"3" 4(c) Interest on Negotiated Loans. The Company shall pay interest to any Lender making a Negotiated Loan from the date advanced to but not including the date of payment calculated at the Negotiated Loan Interest Rate applicable thereto.

4(d) Interest on Swing Loans"3" 4(d) Interest on Swing Loans. The Company shall pay interest to each Swing Line Lender on such Swing Line Lender's Swing Line Percentage Share of Swing Loans outstanding from the date advanced to but not including the date of payment thereof at the Overnight Transaction Loan Rate.

4(e) Interest on GNMA Pool Advance Loans"3" 4(e) Interest on GNMA Pool Advance Loans. The Company shall pay interest on GNMA Pool Advance Loans from the date advanced to but not including the date of payment calculated at such rates and at such times as may be established in writing from time to time by the Company and the GNMA Pool Advance Lender.

4(f) Interest on L/C Drawings"3" 4(f) Interest on L/C Drawings. L/C Drawings shall bear interest calculated at a per annum rate equal to the Alternate Bate Rate plus one percent (1%) from the date such L/C Drawing occurs to but not including the date paid in full.

4(g)     Payment of Interest"3"
4(g)     Payment of Interest.  The Company shall pay interest:

  (1) On Alternate Base Rate Loans, Swing Loans and GNMA Pool Advance Loans monthly, in arrears, on the fifth day of each month for the period from and including the first day of the immediately preceding month to and including the last day of such month;

  (2) On Eurodollar Loans and Negotiated Loans on the last day of the applicable Interest Period relating thereto; and

  (3)     On unrepaid L/C Drawings, on demand;

in each case as provided more specifically in Paragraph 5(d) below.

4(h) Inability to Determine Rate"3" 4(h) Inability to Determine Rate. In the event that the Credit Agent shall have determined (which determination shall be conclusive and binding upon the Company) that by reason of circumstances affecting the interbank eurodollar market adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for any given Interest Period, the Credit Agent shall forthwith give notice (which may be telephonic and promptly confirmed in writing or by facsimile transmission) of such determination to each Lender and to the Company at least two Eurodollar Business Days prior to, as the case may be, the proposed funding date of a Discount Loan, the conversion date of an Alternate Base Rate Loan to a Eurodollar Loan or the proposed funding or continuation date of a Direct Loan as a Eurodollar Loan. If such notice is given: (1) any Primary Loan that was to have been funded as a Discount Loan shall be funded as an Alternate Base Rate Loan, (2) any Direct Loan that was to have been converted to or funded as a Eurodollar Loan shall, subject to the provisions hereof, be continued or funded as an Alternate Base Rate Loan, and
(3) any outstanding Eurodollar Loan shall be converted, on the last day of the then current Interest Period with respect thereto, to an Alternate Base Rate Loan. Until such notice has been withdrawn by the Credit Agent, the Company shall not have the right to have a Primary Loan funded as a Discount Loan or to convert a Direct Loan to or fund or continue a Direct Loan as a Eurodollar Loan.

4(i) Funding Indemnification."3" 4(i) Funding Indemnification. In addition to all other payment obligations hereunder, in the event: (1) any Primary Loan funded as a Discount Loan or which is outstanding as a Eurodollar Loan is prepaid prior to the last day of the applicable Interest Period, whether following a mandatory prepayment, application of proceeds from the sale of Collateral or otherwise, including, without limitation, pursuant to Paragraphs 14(a), 14(b) and 14(c) below, or (2) the Company shall fail to make a conversion into or a borrowing as a Eurodollar Loan after the Company has given notice thereof as provided in Paragraph 4(a)(2) above, or (3) the Company shall fail to continue any Direct Loan which it has elected to have continued as a Eurodollar Loan, or (4) the Company shall fail to borrow any Primary Loan as a Discount Loan after giving a Pre-Funding Notice with respect thereto or fail to prepay any Discount Loan after having given notice of its intention so to do, or (5) the Company shall fail to make any payment of principal or interest on any Loan when due, then the Company shall immediately pay to each of the Lenders, through the Credit Agent, an additional amount compensating such Lender for all losses, costs and expenses incurred by such Lender in connection therewith, including, without limitation, such as may arise out of re-employment of funds obtained by such Lender or from fees payable to terminate the deposits from which such funds were obtained, such losses, costs and expenses and the method of calculation thereof being set forth in reasonable detail in a statement delivered to the Company by such Lender, such statement to be conclusive in the absence of manifest error. Under no circumstances shall any Lender have any obligation to remit monies to the Company upon prepayment of any Discount Loan or any Eurodollar Loan, even under circumstances which do not result in the necessity for the payment by the Company of any amount hereunder. The provisions hereof shall survive termination of this Agreement and payment of the outstanding Loans and GNMA Pool Advance Loans and all other Obligations.

4(j) Illegality; Impracticality"3" 4(j) Illegality; Impracticality. Notwithstanding any other provisions herein, if any law, regulation, treaty or directive or any change therein or in the interpretation or application thereof shall or may in the opinion of any Lender make it unlawful or impractical for such Lender to make or maintain Eurodollar Loans or purchase its Primary Loan Percentage Share of Discount Loans: (1) the commitment of such Lender hereunder to purchase its Primary Loan Percentage Share of Discount Loans or to make Eurodollar Loans, as applicable, shall forthwith be cancelled and (2) such Lender's Primary Loan Percentage Share of Primary Loans outstanding as Discount Loans or as Eurodollar Loans, if any, shall be converted automatically to Alternate Base Rate Loans at the end of their respective Interest Periods or within such earlier period as required by law. In the event the commitment of any Lender to purchase its Primary Loan Percentage Share of Discount Loans shall be terminated hereunder, the agreement of the Balance Banks to fund Discount Loans shall be reduced in a like amount. In the event of a conversion of any Loan prior to the end of its applicable Interest Period the Company hereby agrees promptly to pay each Lender, upon its written demand, the amounts required pursuant to Paragraph 4(i) above, it being agreed and understood that such conversion shall constitute a prepayment for all purposes hereof. The provisions hereof shall survive the termination of this Agreement and payment of the outstanding Loans and GNMA Pool Advance Loans and all other Obligations.

4(k) Requirements of Law; Increased Costs"3" 4(k) Requirements of Law; Increased Costs. In the event that a change subsequent to the date hereof in any applicable law, regulation, treaty or directive or in the governmental or judicial interpretation or application thereof, or compliance by any Lender with any request or directive (whether or not having the force of law) issued subsequent to the date hereof by any central bank or other governmental authority, agency or instrumentality:

  (1) Does or shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement or any Loans or GNMA Pool Advance Loans purchased or made or Letters of Credit issued hereunder, or changes the basis of taxation of payments to such Lender of principal, fees, interest or any other amount payable hereunder (except for changes in the rate of tax on the overall net income of such Lender);

  (2) Does or shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender which are not otherwise included in the determination of the Balance Bank Discount, the Lender Discount, the Alternate Base Rate or the Applicable Eurodollar Rate or the rate applicable to a Negotiated Loan, a GNMA Pool Advance Loan or a L/C Drawing; or

  (3)     Does or shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender of purchasing, making, agreeing to make, renewing or maintaining or issuing any Loan or any GNMA Pool Advance Loan or Letter of Credit or to reduce any amount receivable in respect thereof then, in any such case, the Company shall promptly pay to such Lender, upon its written demand, any additional amounts necessary to compensate such Lender for such additional cost or reduced amounts receivable as determined by such Lender with respect to this Agreement or such credit extensions. If a Lender becomes entitled to claim any additional amounts pursuant to this Paragraph 4(k), it shall promptly notify the Company of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by a Lender to the Company shall be conclusive in the absence of manifest error. The obligations of the Company under this Paragraph 4(k) shall survive the termination of this Agreement and the payment of all other Obligations.

4(l)     Taxes"3"
4(l)    Taxes.

  (1) All payments made by the Company, the Credit Agent and the Lenders on account of the Obligations shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding, in the case of the Lenders, net income taxes and franchise taxes (imposed in lieu of net income taxes), imposed on the Lenders, as the case may be, as a result of a present or former connection between the jurisdiction of the government or taxing authority imposing such tax, or any political subdivision or taxing authority thereof or therein, and such Lender (other than a connection arising solely from such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, the Credit Documents) (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called "Taxes"). If any Taxes are required to be withheld from any amounts payable to any Lender under the Credit Documents, the amounts so payable by the Company to the Credit Agent for the benefit of such Lender shall be increased to the extent necessary to yield to such Lender (after payment of all Taxes) interest or any such other amounts payable thereunder at the rates or in the amounts specified in the Credit Documents. Whenever any Taxes are payable by the Company or on behalf of the Company, as promptly as possible thereafter the Company shall send to the Credit Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Company showing payment thereof. If the Company fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Credit Agent the required receipts or other required documentary evidence, the Company shall indemnify the Credit Agent and such Lender for any incremental taxes, interest or penalties that may become payable by the Credit Agent and the Lenders as a result of any such failure. The agreements in this subsection shall survive the termination of this Agreement and the payment of all other Obligations. Each Lender by executing this Agreement represents and warrants to the Company and the Credit Agent that at the date of this Agreement no Taxes are imposed upon such Lender which would result in increased liability of the Company to such Lender pursuant to this Paragraph 4(l)(1).

  (2) Each Lender that is not incorporated under the laws of the United States of America or a state thereof agrees that it will deliver to the Company and the Credit Agent (1) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 or successor applicable form, as the case may be, and (2) an Internal Revenue Service Form W-8 or W-9 or successor applicable form. Each such Lender also agrees to deliver to the Company and the Credit Agent two further copies of the said Form 1001 or 4224 and Form W-8 or W-9, or successor applicable forms or other manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Company, and such extensions or renewals thereof as may reasonably be requested by the Company or the Credit Agent, unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Company and the Credit Agent. Such Lender shall certify (i) in the case of a Form 1001 or 4224, that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes and (ii) in the case of a Form W-8 or W-9, that it is entitled to an exemption from United States backup withholding tax.

4(m) Treatment of Qualifying Balances; Indemnity"3" 4(m) Treatment of Qualifying Balances; Indemnity. Each Balance Bank and the Company will consult from time to time with a view toward allowing the Company to maintain its deposit balances at such Balance Bank in types of deposit accounts bearing the lowest reserve requirements practicable consistent with the flexibility required by the Company to make frequent withdrawals and deposits. In the event that it shall be determined at any time that (1) any Balance Bank has incorrectly characterized deposit accounts maintained by the Company with such Balance Bank for purposes of determining required reserves, (2) any Balance Bank has maintained inadequate reserves in respect of such deposit accounts, (3) the cost of reserves used in the calculation of the amount of Qualifying Balances at any time was the cost of the inadequate reserves so maintained or (4) any Balance Bank is required to maintain retroactive reserves, or to pay other costs, penalties or charges, as a result thereof, then, in any such event, the Company shall pay to such Balance Bank on demand the additional amounts necessary to compensate such Balance Bank for the cost of maintaining such retroactive reserves and for any other costs, penalties or charges related thereto, including any amounts arising from a recalculation of the "Balance Deficiency Fee" referred to in the applicable Balance Bank Agreement. A certificate as to any additional amounts payable pursuant to this subsection submitted by a Balance Bank directly to the Company during any Unsecured Period, and through the Credit Agent during any Secured Period, shall be conclusive in the absence of manifest error. The agreements in this subsection shall survive termination of this Agreement and payment of all other Obligations.

5.       Miscellaneous Lending Provisions"2"
5.       Miscellaneous Lending Provisions.

5(a) Use of Proceeds"3" 5(a) Use of Proceeds. The proceeds of Loans shall be utilized by the Company solely for the purpose of originating and/or acquiring Mortgage Loans, to repay L/C Drawings and other Indebtedness of the Company (including Indebtedness of the Company to the Parent permitted to be repaid by the Company to the Parent pursuant to the terms of the Credit Documents and including CPNs) and for other general corporate purposes. The proceeds of the GNMA Pool Advance Loans shall be used solely for the purpose of fulfilling the Company's obligations to GNMA as described in the GNMA Pool Advance Agreement.

5(b) Assumption of Funding/Purchase67"3" 5(b) Assumption of Funding/Purchase. The Credit Agent may (but shall not be obligated to) assume that each Lender has made its Primary Loan Percentage Share of Primary Loans and any other Loans and GNMA Pool Advance Loans to be advanced by it available on the funding date therefor and may, in reliance upon such assumption, make available to the Company on such date a corresponding amount. If and to the extent any Lender shall not have so made such amounts available, such Lender and the Company jointly and severally agree to repay to the Credit Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Company until the date such amount is repaid to the Credit Agent, at, in the case of the Company, the interest rate applicable at the time to the subject Loan or GNMA Pool Advance Loan and, in the case of the Lenders, the Federal Funds Effective Rate. If such Lender shall repay to the Credit Agent such corresponding amount, such amount so repaid shall constitute such Lender's Primary Loan Percentage Share of such Primary Loan or other Loans or GNMA Pool Advances Loans for all purposes of the Credit Documents. Nothing contained herein shall affect the liability of any Lender for its failure to make its Primary Loan Percentage Share of Primary Loans or other Loans or GNMA Pool Advance Loans available to the Company as required pursuant to this Agreement and the other Credit Documents.

5(c) Notes"3" 5(c) Notes. The obligation of the Company to repay Direct Loans shall be evidenced by notes payable to each Lender, each in the form of that attached hereto as Exhibit A-1 (the "Direct Loan Notes"); the obligation of the Company to repay Discount Loans shall be evidenced by notes payable to each Lender in the form of that attached hereto as Exhibit A-2 (the "Discount Loan Notes"); the obligation of the Company to repay Negotiated Loans shall be evidenced by notes payable to each Lender in the form of that attached hereto as Exhibit A-3 (the "Negotiated Loan Notes"); the obligation of the Company to repay Swing Loans shall be evidenced by a promissory note payable to each Swing Line Lender in the form of that attached hereto as Exhibit A-4 (the "Swing Loan Notes"); and the obligation of the Company to repay GNMA Pool Advance Loans shall be evidenced by a promissory note payable to the GNMA Pool Advance Lender in the form of that attached hereto as Exhibit A-5 (the "GNMA Pool Advance Note").

5(d)     Interest and Fee Billing and Payment"3"
5(d)     Interest and Fee Billing and Payment.

  (1) During any Unsecured Period the Credit Agent shall: (i) on or before the first Business Day of each month notify the Company (which notification may be telephonic) of the estimated amount of interest payable with respect to Alternate Base Rate Loans and Swing Loans as of the fifth day of the current month for the period from and including the first day of the immediately preceding month to and including the last day of such month, with the actual amount confirmed by notification by the Credit Agent to the Company (which notification may be telephonic and which, if telephonic, shall be promptly confirmed in writing) given no later than 9:00 a.m. (Los Angeles time) on the due date of payment thereof; (ii) on the last day of the Interest Period for each Eurodollar Loan notify the Company (which notification may be telephonic and which, if telephonic, shall be promptly confirmed in writing) of the amount of interest payable on such date on account thereof; (iii) on or before the first Business Day of the first month of each calendar quarter notify the Company (which notification may be telephonic) of the amount of facility fees payable pursuant to Paragraph 2 of the Fee Letter on the fifth day of such month for the period from and including the first day of the first month of the immediately preceding calendar quarter to and including the last day of such calendar quarter, with the actual amount confirmed by notification by the Credit Agent to the Company (which notification may be telephonic and which, if telephonic, shall be promptly confirmed in writing) given no later than 9:00 a.m. (Los Angeles time) on the due date of payment thereof; and (iv) from time to time upon the request of any Lender deliver to the Company a funding indemnification billing for amounts payable to such Lender pursuant to Paragraph 4(i) above or a billing for amounts payable to such Lender pursuant to Paragraphs 4(k), 4(l) and 4(m) above and Paragraph 5(l) below. The Company shall pay the full amount of interest and fees of which it has been notified pursuant to subparagraphs (i) and (iii) above on the fifth day of each month, shall pay the full amount of interest of which it has been notified pursuant to subparagraph (ii) above on the date such notification is given and shall pay the full amount of each billing delivered to it pursuant to subparagraph (iv) above within five Business Days thereafter. Interest payable with respect to GNMA Pool Advance Loans during any Unsecured Period shall be billed to the Company directly by the GNMA Pool Advance Lender in accordance with the timeframes set forth in subparagraph (i) above, and the Company shall pay the full amount of interest due on GNMA Pool Advance Loans directly to such Lender on the fifth day of each month. Interest payable with respect to Negotiated Loans during any Unsecured Period shall be billed to the Company directly by each Lender which advanced such Negotiated Loans on the last day of the Interest Period for such Negotiated Loan, and the Company shall pay the full amount of interest due on such Negotiated Loans directly to each such Lender on such date.

  (2) During any Secured Period, the Credit Agent shall: (i) on or before the first Business Day of each month notify the Company (which notification may be telephonic) of the estimated amount of interest payable with respect to Alternate Base Rate Loans, Swing Loans and GNMA Pool Advance Loans as of the fifth day of the current month for the period from and including the first day of the immediately preceding month to and including the last day of such month, with the actual amount confirmed by notification by the Credit Agent to the Company (which notification may be telephonic and which, if telephonic, shall be promptly confirmed in writing) given no later than 9:00 a.m. (Los Angeles time) on the due date of payment thereof; (ii) on the last day of the Interest Period for each Eurodollar Loan and Negotiated Loan notify the Company (which notification may be telephonic and which, if telephonic, shall be promptly confirmed in writing) of the amount of interest payable on such date on account thereof (such notification in the case of a Negotiated Loan to be based, without independent verification by the Credit Agent, upon information provided by the Lender which advanced such Negotiated Loan); (iii) on or before the first Business Day of the first month of each calendar quarter notify the Company (which notification may be telephonic) of the amount of facility fees payable pursuant to Paragraph 2 of the Fee Letter on the fifth day of such month for the period from and including the first day of the first month of the immediately preceding calendar quarter to and including the last day of such calendar quarter, with the actual amount confirmed by notification by the Credit Agent to the Company (which notification may be telephonic and which, if telephonic, shall be promptly confirmed in writing) given no later than 9:00 a.m. (Los Angeles time) on the due date of payment thereof; and (iv) from time to time upon the request of any Lender deliver to the Company a funding indemnification billing for amounts payable to such Lender pursuant to Paragraph 4(i) above or a billing for amounts payable to such Lender pursuant to Paragraphs 4(k), 4(l) and 4(m) above and Paragraph 5(l) below. The Company shall pay the full amount of interest and fees of which it has been notified pursuant to subparagraphs (i) and (iii) above on the fifth day of each month, shall pay the full amount of interest of which it has been notified pursuant to subparagraph (ii) above on the date such notification is given and shall pay the full amount of each billing delivered to it pursuant to subparagraph (iv) above within five Business Days thereafter.

5(e) Nature and Place of Payments"3" 5(e) Nature and Place of Payments. Except as otherwise expressly provided in the Credit Documents, all payments made on account of the Obligations shall be made to the Credit Agent at the Contact Office for distribution to the Lenders, as the Company shall direct pursuant to a Loan Request, Interest Rate Election and Payoff Notice (but, in any event during any Secured Period, consistent with Paragraph 8 of the Security Agreement), without set-off or counterclaim in lawful money of the United States of America in immediately available same day funds, and must be received by the Credit Agent accompanied by a Loan Request, Interest Rate Election and Payoff Notice at the Contact Office by 11:30 a.m. (Los Angeles time) on the day of payment, it being expressly agreed and understood that if a payment is received after 11:30 a.m. (Los Angeles time) by the Credit Agent or the Credit Agent does not receive a Loan Request, Interest Rate Election and Payoff Notice therefor, such payment will be considered to have been made on the next succeeding Business Day or such later date as the Credit Agent receives the Loan Request, Interest Rate Election and Payoff Notice therefor and interest thereon shall be payable by the Company at the then applicable rate during such extension. If any payment required to be made by the Company hereunder becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest thereon shall be payable at the then applicable rate during such extension. The Credit Agent is hereby authorized to debit accounts of the Company maintained with the Credit Agent for amounts payable by the Company under this Agreement through the Credit Agent and the Credit Agent will promptly notify the Company of any such debit.

5(f) Post-Default Interest"3" 5(f) Post-Default Interest. Following the occurrence of an Event of Default and until such Event of Default is cured or waived as provided herein, Obligations shall bear interest at a per annum rate equal to the Alternate Base Rate plus three percent (3%).

5(g) Computations"3" 5(g) Computations. All computations of interest and fees payable hereunder and under the Fee Letter and computations of each Balance Bank Discount and Lender Discount shall be based upon a year of 360 days for the actual number of days elapsed. The determination by the Credit Agent of a Balance Bank Discount, a Lender Discount or interest rate hereunder shall be conclusive and binding on the Company and the Lenders absent manifest error.

5(h) Disbursement of Payments Received"3" 5(h) Disbursement of Payments Received. All amounts received by the Credit Agent on account of the Obligations shall be disbursed by the Credit Agent to the Lenders by wire transfer prior to the cut-off deadline of the Federal Reserve Wire System on the date of receipt if received by the Credit Agent before 11:30 a.m. (Los Angeles time) and accompanied by a Loan Request, Interest Rate Election and Payoff Notice (or disbursed on the day of receipt although received later than 11:30 a.m. (Los Angeles time) with the agreement of the Credit Agent, the Collateral Agent and any Lender) or if received later or if the Credit Agent has not received a Loan Request, Interest Rate Election and Payoff Notice therefor, on the next succeeding Business Day or such later date as the Credit Agent receives the Loan Request, Interest Rate Election and Payoff Notice relating thereto, without interest payable by the Credit Agent. During any Unsecured Period, amounts received by the Credit Agent on account of the Obligations shall be disbursed in accordance with the written direction of the Company, subject only to the requirement that amounts disbursed to the Lenders on account of Primary Loans be disbursed pro rata in accordance with the Lenders' respective Primary Loan Percentage Shares and that amounts disbursed to the Swing Line Lenders be disbursed pro rata in accordance with the Swing Line Lenders' respective Swing Line Percentage Shares. During any Secured Period, amounts received by the Credit Agent on account of the Obligations shall be disbursed as set forth in Paragraph 8 of the Security Agreement.

5(i)     Fees"3"
5(i)    Fees.  The Company shall pay:

  (1) To the Credit Agent and, during any Secured Period, the Collateral Agent, such fees as may from time to time be agreed upon in writing by such Persons and the Company;

  (2)     To each of the Lenders, the facility fees described in the Fee
Letter;

  (3) To each of the Balance Banks, the additional fees described in the Balance Bank Agreements;

  (4) To each L/C Issuing Lender, with respect to each Letter of Credit such issuance fees and modification fees as may be established in writing from time to time by the Company and such L/C Issuing Lender; and

  (5) To the GNMA Pool Advance Lender, fees on account of the GNMA Pool Advance Commitment in such amounts and at such times as may be established in writing from time to time by the Company and the GNMA Pool Advance Lender.

5(j) Wire Transfers of Funds"3" 5(j) Wire Transfers of Funds. Notwithstanding anything to the contrary contained herein and in the other Credit Documents, funds which the Credit Agent and the Lenders are transmitting by wire transfer shall be deemed to have been sent and received upon release by the transmitting party of such funds into the Federal Reserve Wire System.

5(k) Reduction in Aggregate Credit Limit"3" 5(k) Reduction in Aggregate Credit Limit. Upon not less than thirty (30) days' prior written notice to the Credit Agent, which shall promptly transmit such notice to each of the Lenders and the Collateral Agent, the Company may permanently reduce the Aggregate Credit Limit in full or in increments of $5,000,000.00; provided, however, that any such reduction shall be in a minimum amount of $25,000,000.00; and provided, further, that upon the effective date of any such reduction, the aggregate amount of Loans outstanding, the amount available for drawing under Outstanding Letters of Credit, unrepaid L/C Drawings, the GNMA Pool Advance Commitment, Verified Outstanding CPNs and outstanding Funding Checks shall not exceed the Aggregate Credit Limit as so reduced.

5(l) Capital Requirements"3" 5(l) Capital Requirements. The Company shall pay from time to time upon demand such amounts as any Lender may determine to be necessary to compensate such Lender for all reasonable costs which such Lender determines are attributable to its making, agreeing to make, purchasing or maintaining its Primary Loan Percentage Share of any Primary Loan or other Loan or GNMA Pool Advance Loan under this Agreement or its obligation to make or purchase its Primary Loan Percentage Share of any Primary Loans or to make any other Loan or GNMA Pool Advance Loan, including, without limitation, reserve requirements attributed to the unused portion of the Aggregate Credit Limit, in respect of any amount of capital required to be maintained by such Lender pursuant to any law or regulation of any jurisdiction or any interpretation, directive or request affecting banks, savings and loan institutions and/or financial institutions generally notwithstanding the creditworthiness of any particular bank, savings and loan institution or other financial institution (whether or not having the force of law) of any court or governmental or monetary authority, whether in effect on the date of this Agreement or thereafter. The obligations of the Company under this Paragraph 5(l) shall survive the termination of this Agreement and the payment of all Loans and all other Obligations.

6.       Security Agreement; Guaranty; Subordination; Additional Documents
6.       Security Agreement; Guaranty; Subordination; Additional Documents"2".

6(a) Security Agreement"3" 6(a) Security Agreement. To reflect the agreement of the Company to provide collateral security for the Obligations during all Secured Periods, the Company shall execute and deliver to the Collateral Agent the Security Agreement pursuant to which the Company shall, effective only upon the commencement of a Secured Period, pledge, assign and grant to the Collateral Agent for the pro rata, pari passu benefit of the Secured Parties, and to each of such Persons, a first priority security interest in and lien upon the Collateral, subject to the release and reinstatement provisions set forth in Paragraph 28 of the Security Agreement. In addition, the Company shall execute and deliver to the Collateral Agent such UCC-1 financing statements as the Collateral Agent may request. The Collateral Agent shall file such UCC-1 financing statements only upon the occurrence of a Negative Security Event and shall file releases thereof upon the occurrence of a Positive Security Event.

6(b)     Guaranty and Subordination Agreement"3"
6(b)     Guaranty and Subordination Agreement.
As additional support for the Obligations, the Company shall execute and deliver and shall cause to be executed and delivered to the Credit Agent on behalf of the Lenders: (1) the Guaranty and (2) the Subordination Agreement.

6(c) Further Documents"3" 6(c) Further Documents. The Company agrees to execute and deliver and to cause to be executed and delivered to the Credit Agent or such Persons as the Credit Agent may direct from time to time such confirmatory or supplementary security agreements, financing statements, notices to third parties and other documents, instruments and agreements as the Credit Agent on behalf of the Lenders may reasonably request, which are in any of the Lenders' judgment necessary or desirable to obtain for the Collateral Agent on behalf of the Credit Agent, the Documentation Agent, the Syndication Agent, the Lenders, and the holders from time to time of Outstanding CPNs the benefit of the Credit Documents and the Collateral.

7.       Conditions Precedent"2"
7.       Conditions Precedent.

7(a)     First Credit Event"3"
7(a)     First Credit Event.  As conditions precedent to the
Effective Date and the first Credit Event hereunder:

     (1) There shall have been delivered to the Credit Agent, in form and substance and in quantities reasonably satisfactory to the Lenders and their counsel, each of the following:
  (i)     A duly executed copy of this Agreement;

  (ii) Duly executed copies of (a) the Discount Loan Notes, the Direct Loan Notes, and the Swing Loan Notes, and (b) the Negotiated Loan Notes and GNMA Pool Advance Note to the extent required by the Lenders providing Negotiated Loans and the GNMA Pool Advance Lender;

  (iii) Duly executed copies of the Security Agreement accompanied by such UCC-1 financing statements related thereto as the Collateral Agent may request, the Guaranty, the Subordination Agreement and the Fee Letter;

  (iv) Such credit applications, financial statements, pro forma financial statements, authorizations and information concerning the Company and its business, operations and condition (financial and otherwise) as the Credit Agent or any Lender may reasonably request;

  (v) Certified copies of resolutions of the Boards of Directors of the Company and the Parent approving the execution and delivery of all documents required to be delivered by the Company and the Parent hereunder;

  (vi) Certificates of the Secretary or an Assistant Secretary of each of the Company and the Parent certifying the names, incumbency and true signatures of the officers of the Company and the Parent authorized to sign the documents required to be executed and delivered by the Company and the Parent hereunder;

  (vii) An opinion of counsel for the Company and the Parent (which counsel may be in-house counsel) in form and substance satisfactory to the Lenders and covering such matters as the Lenders may reasonably request;

  (viii) A certificate of an executive officer of each of the Company and the Parent in the form of that attached hereto as Exhibit B dated as of the date of this Agreement;

  (ix) A duly completed Unsecured Period Borrowing Base Certificate dated as of March 31, 1996 and a Covenant Compliance Certificate, dated as of February 29, 1996, for each of the Company and the Parent demonstrating in detail satisfactory to the Lenders the Company's compliance with the covenants set forth in Paragraphs 10(g), 10(i), 10(j), and 10(k) below, and the Parent's compliance with the financial covenants set forth in Paragraphs 11(d) and 11(e) of the Guaranty; and

  (x) A duly executed copy of the Balance Bank Agreement with each Balance Bank if any such Balance Bank Agreements are in place as of the date of this Agreement.

  (2) All acts and conditions (including, without limitation, the obtaining of all necessary regulatory approvals and the making of all required filings, recordings and registrations) required to be done and performed and to have happened precedent to the execution, delivery and performance of the Credit Documents and to constitute the same legal, valid and binding obligations, enforceable in accordance with their respective terms, shall have been done and performed and shall have happened in due and strict compliance with all applicable laws.

  (3) All documentation, including, without limitation, documentation for corporate and legal proceedings in connection with the transactions contemplated by the Credit Documents, shall be satisfactory in form and substance to the Lenders and their counsel.

  (4) The Company shall have delivered to each of the Collateral Agent, the Documentation Agent, the Syndication Agent and the Credit Agent, respectively, a letter acceptable to each such Person, respectively, regarding the payment by the Company to each such Person of fees, and the Company shall have paid all fees required under each such letter to have been paid prior to the first Credit Event hereunder.

  (5) All amounts outstanding under the Existing Agreement shall have been (or shall upon the happening of the first Credit Event hereunder be) paid in full and all "Letters of Credit" (as defined in the Existing Agreement) shall have been cancelled or replaced with a Letter of Credit issued hereunder and the Existing Agreement and any obligations of the Lenders to make advances or issue Letters of Credit thereunder terminated; provided, however, that it is expressly agreed and understood that "Letters of Credit" issued under the Existing Agreement by Lenders which have agreed to be L/C Issuing Lenders hereunder may be continued as such and shall be deemed in all respects to be Letters of Credit entitled to all benefits of, and subject to all restrictions of, the Credit Documents.

   (6) No material adverse change in the business, operations, assets or financial or other condition of the Company or the Company and its consolidated Subsidiaries taken as a whole shall have occurred since the Statement Date and the Company by presenting the initial Loan Request, Interest Rate Election and Payoff Notice shall be deemed to have so represented and warranted hereunder.

7(b)     All Credit Events"3"
7(b)     All Credit Events.  As conditions precedent to each
Credit Event hereunder, at and as of the date of, and after giving effect to, such Credit Event:

 (1) The representations and warranties of the Company and the Parent contained in the Credit Documents shall be accurate and complete in all respects as of such date;

 (2) There shall not have occurred a Potential Default or an Event of Default (other than an Event of Default under Paragraph 11(a) below which has not been waived by one hundred percent (100%) of the Lenders or a Potential Default or an Event of Default under Paragraph 11(g) below or under Paragraph 11(e) below resulting from a breach or potential breach of Paragraph 10(j) below which has not been waived by the Majority Lenders) and the Majority Lenders' written election to cease funding Loans hereunder;

 (3) There shall not have occurred an Event of Default under Paragraph 11(a) below which has not been waived by one hundred percent (100%) of the Lenders or a Potential Default or an Event of Default under Paragraph 11(g) below or under Paragraph 11(e) below resulting from a breach or potential breach of Paragraph 10(j) below which has not been waived by the Majority Lenders;

 (4) Following such Credit Event, the aggregate principal amount of Loans outstanding shall not exceed the applicable limitations of Paragraphs 1(a), 1(b), 1(c), 1(d) and 1(e) above;

 (5) The Company shall have delivered to the Credit Agent a duly executed Loan Request, Interest Rate Election and Payoff Notice requesting such Credit Event;

 (6) If the Credit Event is the making of a Discount Loan: (i) the Company shall have delivered a timely Pre-Funding Notice with respect thereto; and (ii) the Balance Bank funding said Discount Loan shall have received from each Lender the amount payable by such Lender on account thereof pursuant to Paragraph 2(d) above, it being expressly agreed and understood that in the event any Lender has not delivered to such Balance Bank the amount payable by such Lender, the Discount Loan disbursed to the Company shall be reduced by the amount not received;

 (7) During any Secured Period, if the Credit Event is the making of a Loan the proceeds of which will be utilized to repay CPNs, at the date the CPN or CPNs to be repaid thereby were issued, the Depositary Agreement was in full force and effect; and

 (8) If the date such Credit Event is requested occurs during any Secured Period and the Company has delivered a Release Request to the Collateral Agent pursuant to Paragraph 10(a) of the Security Agreement, the Majority Lenders have not notified the Credit Agent in writing that they have elected to terminate the agreement of the Lenders to continue funding Loans (if such election and notification is permitted pursuant to said Paragraph 10(a)).

By delivering a Loan Request, Interest Rate Election and Payoff Notice to the Credit Agent, the Company shall be deemed to have represented and warranted the accuracy and completeness of the statements set forth in subparagraphs (b)(1) through (b)(7) above and all information set forth in such Loan Request, Interest Rate Election and Payoff Notice. Each of the Lenders expressly acknowledges and agrees that during any Unsecured Period neither the Credit Agent nor the Collateral Agent shall have any obligation to make a
"Determination of Availability" or "Determination of Collateral Value" with respect to the Collateral Value of the Unsecured Borrowing Base and that the Credit Agent in transmitting to the Lenders a Loan Request, Interest Rate Election and Payoff Notice during any Unsecured Period and the Lenders in participating in the Credit Events requested thereunder are relying, without independent verification, on the representation and warranty of the Company set forth in subparagraph (b)(4) above with respect to the Collateral Value of the Unsecured Borrowing Base.

8. Representations and Warranties of the Company"2" 8. Representations and Warranties of the Company. As an inducement to the Credit Agent and each Lender to enter into this Agreement, the Company represents and warrants to the Credit Agent, the Documentation Agent, the Syndication Agent and each Lender (and during any Secured Period to the Collateral Agent) that:

8(a) Financial Condition"3" 8(a) Financial Condition. The financial statements, respectively dated the Statement Date and February 29, 1996, copies of which have heretofore been furnished to each Lender, are complete and correct and present fairly in accordance with GAAP the consolidated and consolidating financial condition of the Company and its consolidated Subsidiaries at such dates and the consolidated and consolidating results of their operations and changes in financial position for the fiscal periods then ended.

8(b) Corporate Existence; Compliance with Law"3" 8(b) Corporate Existence; Compliance with Law. Each of the Company and its Subsidiaries: (1) is duly organized, validly existing and in good standing as a corporation under the laws of the state of its incorporation, and is in good standing as a foreign corporation in each jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to be in good standing could have a material adverse effect on the Company, any of its Subsidiaries, or their respective property and/or business or on the ability of the Company or the Parent to pay or perform the Credit Documents (or during any Secured Period on the Collateral); (2) has the corporate power and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes so to do; and (3) is in compliance with all Requirements of Law and Contractual Obligations except to the extent that failure to comply could not have a material adverse effect on the Company, any of its Subsidiaries, or their respective property and/or business or on the ability of the Company or the Parent to pay or perform the Credit Documents (or during any Secured Period on the Collateral).

8(c) Corporate Power; Authorization; Enforceable "3" 8(c) Corporate Power; Authorization; Enforceable Obligations. Each of the Company and the Parent has the corporate power and authority and the legal right to execute, deliver and perform the Credit Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of the Credit Documents. The Credit Documents have been duly executed and delivered on behalf of each of the Company and the Parent and constitute legal, valid and binding obligations of such party enforceable against such party in accordance with their respective terms.

8(d) No Legal Bar"3" 8(d) No Legal Bar. The execution, delivery and performance of the Credit Documents, the borrowing thereunder and the use of the proceeds thereof, will not violate any Requirement of Law or any Contractual Obligation of the Company or the Parent to the extent that failure to comply therewith could have a material adverse effect on the Company or its property and/or business or on the ability of the Company or the Parent to pay or perform the Credit Documents (or during any Secured Period, on the Collateral).

8(e) No Material Litigation"3" 8(e) No Material Litigation. Except as disclosed on Exhibit C attached hereto, no litigation, investigation or proceeding of or before any court, arbitrator or Governmental Authority is pending or, to the knowledge of the Company, threatened by or against the Company or any of its Subsidiaries or against any of such parties' properties or revenues involving amounts, in the case of any such individual litigation, investigation or proceeding, in excess of $10,000,000.00 or which, regardless of the amount in controversy, is likely to be adversely determined and which, if adversely determined, could have a material adverse effect on the business, operations, property or financial or other condition of the Company or any of its Subsidiaries.

8(f) Taxes"3" 8(f) Taxes. The Company and each of its Subsidiaries have filed or caused to be filed all tax returns that are required to be filed and have paid all taxes (other than incidental local business and other municipal taxes which are not material to the operation of the Company and its Subsidiaries) shown to be due and payable on said returns or on any assessments made against them or any of their property other than taxes which are being contested in good faith by appropriate proceedings and as to which the Company or the applicable Subsidiary has established adequate reserves in conformity with GAAP.

8(g)     Investment Company Act"3"
8(g)     Investment Company Act.  The Company is not an "investment company"
or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

8(h) Subsidiaries"3" 8(h) Subsidiaries. Exhibit D attached hereto sets forth an accurate and complete list of all presently existing Subsidiaries of the Company, their respective jurisdictions of incorporation and the percentage of their capital stock owned by the Company or other Subsidiaries. All of the issued and outstanding shares of capital stock of the Subsidiaries have been duly authorized and issued and are fully paid and non-assessable.

8(i) Federal Reserve Board Regulations"3" 8(i) Federal Reserve Board Regulations. Neither the Company nor any of its Subsidiaries is engaged or will engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of such terms under Regulation U. No part of the proceeds of any Loan made hereunder will be used for "purchasing" or "carrying" "margin stock" as so defined or for any purpose which violates, or which would be inconsistent with, the provisions of the Regulations of the Board of Governors of the Federal Reserve System.

8(j) ERISA"3" 8(j) ERISA. The Company and each of its Subsidiaries are in compliance in all material respects with the requirements of ERISA and no Reportable Event has occurred under any Plan maintained by the Parent, the Company or any of its or their Subsidiaries which is likely to result in the termination of such Plan for purposes of Title IV of ERISA.

8(k) Assets"3" 8(k) Assets. The Company and each of its Subsidiaries has good and marketable title to all property and assets reflected in the financial statements referred to in Paragraph 8(a) above, except property and assets sold or otherwise disposed of in the ordinary course of business subsequent to that date. Neither the Company nor any of its Subsidiaries has outstanding Liens on any of its properties or assets nor are there any security agreements to which the Company or any of its Subsidiaries is a party, or title retention agreements, whether in the form of leases or otherwise, of any personal property except as reflected in said financial statements referred to in Paragraph 8(a) above or as permitted under Paragraph 10(a) below.

9.       Affirmative Covenants"2"
9. Affirmative Covenants. The Company hereby covenants and agrees with the Credit Agent and each Lender that, as long as any Obligations remain unpaid or any Lender has any obligation to make or purchase its Primary Loan Percentage Share of Primary Loans or to make Swing Loans or GNMA
Pool Advance Loans or to issue Letters of Credit, the Company shall:

9(a) Financial Statements"3"
9(a) Financial Statements. Furnish or cause to be furnished directly to the Credit Agent and each Lender:

  (1) Within ninety (90) days after the last day of each fiscal year of the Parent, consolidated statements of income and statements of changes in cash flow of the Parent and its Subsidiaries for such year and a balance sheet as of the end of such year (including therein as supplemental information, consolidating statements of income and statements of changes in cash flow and balance sheets as of the end of such year) in each case presented fairly in accordance with GAAP and, in the case of the Company, the requirements of HUD Handbook IG 4000.3 REV and accompanied, in all cases, by an unqualified report of a firm of independent certified public accountants acceptable to the Majority Lenders;

  (2) Within forty-five (45) days after the last day of: (i) during each Unsecured Period, each fiscal quarter, and (ii) during each Secured Period, each calendar month, consolidated and consolidating statements of income and statements of changes in cash flow of the Parent and its Subsidiaries for such fiscal quarter or calendar month, as applicable, and balance sheets of the Parent and its Subsidiaries as of the last day of such fiscal quarter or calendar month, as applicable, presented fairly in accordance with GAAP, in each case certified in writing as to fairness of presentation by the chief financial officer or treasurer of the Company and the Parent;

  (3) Within forty-five (45) days following each Applicable Financial Test Date, a Covenant Compliance Certificate from the chief financial officer or treasurer of each of the Company and the Parent, certifying that there does not exist an Event of Default or Potential Default and, in addition, demonstrating in detail satisfactory to the Majority Lenders the Company's compliance with the financial covenants set forth in Paragraphs 10(g), 10(i), 10(j), and 10(k) below as of and at such Applicable Financial Test Date, and the Parent's compliance with the financial covenants set forth in Paragraphs 11(d) and 11(e) of the Guaranty, as of and at such Applicable Financial Test Date;

 (4) As soon as is available any written report pertaining to material items in respect of the internal control matters of the Parent or the Company submitted to any of such Persons by their respective independent accountants in connection with each annual or interim special audit of the financial condition of such Persons made by such independent public accountants; and

 (5) Copies of all proxy statements, financial statements, and reports which the Parent sends to its stockholders, and copies of all regular, periodic and special reports, and all registration statements under the Securities Act of 1933, as amended (the "Act"), which the Parent or the Company files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or with any national securities exchange; provided, however, that there shall not be required to be delivered hereunder to the Credit Agent such copies for any Lender of prospectuses relating to future series of offerings under registration statements filed under Rule 415 of the Act or other items which such Lender has indicated in writing to the Parent or the Company from time to time need not be delivered to such Lender.

9(b) Certificates; Reports; Other Information"3"
9(b) Certificates; Reports; Other Information.
Furnish or cause to be furnished directly to the Credit Agent and each Lender:

  (1) No later than: (i) during any Unsecured Period, the thirtieth day of each calendar month, an Unsecured Period Borrowing Base Certificate as of the last day of the immediately preceding calendar month, and (ii) during any Secured Period, 6:00 p.m. (Los Angeles time) on the second Business Day of the first and third full week of each calendar month (and at such other times as the Majority Lenders, through the Credit Agent, may reasonably request), a Secured Period Borrowing Base Certificate as of the close of business on the last day of the immediately preceding week;

 (2) Within forty-five (45) days following each Applicable Financial Test Date, prepared as of such Applicable Financial Test Date and certified by an appropriate officer of the Company, a report covering the servicing portfolio of the Company covering such matters as the Majority Lenders, through the Credit Agent, may reasonably request (but which shall in any event list the aggregate principal amount of mortgage notes serviced and the number and types of loans evidenced by such notes, and show all loans in the servicing portfolio more than thirty (30) days past due the due dates set forth in such notes);

 (3) Promptly, such additional financial and other information, including, without limitation, financial statements of the Company, the Parent, any Affiliate of the Company or the Parent, or, during any Secured Period, any Approved Investor (other than FNMA or FHLMC) and information regarding the Collateral as any Lender, through the Credit Agent, may from time to time reasonably request, including, without limitation, such information as is necessary for any Lender to participate out any of its interests in Loans, GNMA Pool Advance Loans and Letters of Credit hereunder or to enable another financial institution to become a signatory hereto;

 (4) Promptly upon receipt thereof by the Company, copies of all audit reports prepared by or on behalf of FNMA, FHLMC and GNMA; and

 (5) During any Secured Period, within forty five (45) days following the written request therefor by the Majority Lenders (which request may be given no more frequently than once during each calendar quarter), a market valuation of the Pledged Eligible Mortgage Servicing Assets prepared by an independent appraiser acceptable to the Majority Lenders.

9(c) Payment of Indebtedness"3" 9(c) Payment of Indebtedness. Pay, discharge or otherwise satisfy at or before maturity or before it becomes delinquent, defaulted or accelerated, as the case may be, all its Indebtedness, except: (1) Indebtedness (other than Indebtedness with respect to CPNs) being contested in good faith and for which provision is made to the satisfaction of the Majority Lenders for the payment thereof in the event the Company is found to be obligated to pay such Indebtedness and which Indebtedness is thereupon promptly paid by the Company, and (2) additional Indebtedness (other than Indebtedness with respect to CPNs) in the aggregate not to exceed $100,000.00.

9(d) Maintenance of Existence and Properties"3" 9(d) Maintenance of Existence and Properties. Maintain all rights, privileges, licenses, approvals, franchises, properties and assets necessary in the normal conduct of its business, and comply with all Contractual Obligations and Requirements of Law. The Company will at all times be a FNMA, FHLMC and GNMA-approved Seller/ Servicer and a wholly-owned Subsidiary of the Parent.

9(e) Inspection of Property; Books and Records; "3" 9(e) Inspection of Property; Books and Records; Discussions. Keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities, and permit representatives of each Lender (at no cost or expense to the Company unless there shall have occurred and be continuing an Event of Default) to visit and inspect those of its properties and examine and make abstracts from those of its books and records as are reasonably necessary to enable such Lender to conduct appropriate credit and collateral due diligence in connection with customary credit approval practices for credit facilities of this type, at any reasonable time and as often as may reasonably be desired by any of the Lenders, and to discuss the business, operations, properties and financial and other condition of the Company and any of its Subsidiaries with officers and employees of such parties, and with their independent certified public accountants.

9(f) Notices"3" 9(f) Notices. Promptly give written notice to the Credit Agent (who shall promptly notify each of the Lenders and the Collateral Agent thereof) of:

 (1) The occurrence of any Potential Default or Event of Default or a Negative Security Event;

 (2) Any litigation or proceeding affecting the Company, any of its Subsidiaries or the Collateral involving amounts, in the case of any such individual litigation, investigation or proceeding, in excess of $5,000,000.00 or which, regardless of the amount in controversy, is likely to be adversely determined and which, if adversely determined, could have a material adverse effect on the Collateral or the business, operations, property, or financial or other condition of the Company or the ability of the Company to pay and perform the Obligations;

 (3) Receipt by the Company or the Parent of notice from any rating agency concerning a potential change in any credit rating previously accorded the Company or the Parent by such rating agency;

 (4) A material adverse change in the business, operations, property or financial or other condition of the Parent, the Company or any of their Subsidiaries; and

 (5) The Company's entering into any agreement to sell or pledge servicing rights (other than in connection with the acquisition financing therefor) which in the aggregate from and after the date hereof would exceed $2,500,000,000.00 in aggregate principal amount of the subject mortgage loans.

9(g) Expenses"3" 9(g) Expenses. Pay all reasonable out-of-pocket expenses (including fees and disbursements of counsel) of the Credit Agent, the Collateral Agent and the Co-Arrangers incident to the preparation, negotiation, administration and amendment of the Credit Documents and, following the occurrence of an Event of Default, of the Credit Agent, the Collateral Agent and each of the Lenders incident to the protection of the rights of the Lenders, the Credit Agent and the Collateral Agent under the Credit Documents, and incident to the enforcement of payment of the Obligations, whether by judicial proceedings or otherwise, including, without limitation, in connection with bankruptcy, insolvency, liquidation, reorganization, moratorium or other similar proceedings involving the Parent or the Company or a "workout" of the Obligations. The obligations of the Company under this Paragraph 9(g) shall be effective and enforceable whether or not any Loan is advanced by any Lender hereunder and shall survive payment of all other Obligations.

9(h) Credit Documents"3"
9(h) Credit Documents. Comply with and observe all terms and conditions of the Credit Documents.

9(i) Insurance"3" 9(i) Insurance. Obtain and maintain insurance with responsible companies in such amounts and against such risks as are usually carried by corporations engaged in similar businesses similarly situated, including, without limitation, errors and omissions coverage and fidelity coverage in form and substance acceptable under FNMA or FHLMC guidelines, and furnish the Lenders on request full information as to all such insurance.

9(j) CPN  Program"3"  9(j) CPN  Program.  Obtain  the  written  approval  of the
Majority Lenders to any modification of the documentation relating to the issuance of CPNs of the Company as in effect on the date of this Agreement.

9(k)     Hedging Program"3"
9(k)     Hedging Program.  Maintain at all times a Hedging
Program consistent with the Hedging Program in effect at and as of the Effective Date.

10.      Negative Covenants"2"
10. Negative Covenants. The Company hereby agrees that, as long as any Obligations remain unpaid or any Lender has any obligation to make or purchase its Primary Loan Percentage Share of Primary Loans or to make Swing Loans or GNMA Pool Advance Loans or to issue Letters of Credit, the
Company shall not, directly or indirectly:

10(a) Liens"3" 10(a) Liens. Create, incur, assume or suffer to exist, any Lien upon any assets of the Company included in the Unsecured Borrowing Base or, during any Secured Period, upon the Collateral (except pursuant to or as permitted under the Security Agreement) or create, incur, assume or suffer to exist any Lien upon any of its other property and assets (including servicing rights) other than:

 (1) Liens or charges for current taxes, assessments or other governmental charges which are not delinquent or which remain payable without penalty, or the validity of which are contested in good faith by appropriate proceedings upon stay of execution of the enforcement thereof, provided the Company shall have set aside on its books and shall maintain adequate reserves for the payment of same in conformity with GAAP;

 (2) Liens, deposits or pledges made to secure statutory obligations, surety or appeal bonds, or bonds for the release of attachments or for stay of execution, or to secure the performance of bids, tenders, contracts (other than for the payment of borrowed money), leases, margin call requirements or for purposes of like general nature in the ordinary course of the Company's business;

 (3) Liens on Mortgage Loans and Mortgage-Backed Securities which are the subject of repurchase agreements;

 (4) Liens on real property (including fixtures and improvements thereon) securing Indebtedness in an amount not to exceed $50,000,000.00 in the aggregate at any time outstanding; and

  (5) During any Secured Period, Liens on any property or assets (including servicing rights) not included in the calculation of the Collateral Value of the Secured Borrowing Base; provided, however, that the aggregate dollar amount of Indebtedness secured by such Liens at any one time outstanding shall not exceed the dollar amount of unsecured Indebtedness (other than Indebtedness owed to the Lenders under this Agreement) on the balance sheet of the Company as of the date that the applicable Negative Security Event occurred.

10(b) Indebtedness"3" 10(b) Indebtedness. Create, incur, assume or suffer to exist, or otherwise become or be liable in respect of any Indebtedness if upon such creation, incurrence or assumption there would exist an Event of Default or the Company would fail to be in compliance with the requirements of Paragraphs 10(i), 10(j) or 10(k) below (assuming such compliance were tested at such date immediately following such creation, incurrence or assumption).

10(c) Consolidation and Merger"3" 10(c) Consolidation and Merger. Liquidate or dissolve or enter into any consolidation, merger, partnership, joint venture, syndicate or other combination, except that the Company may be consolidated with or merged with any corporation provided that (1) in any such merger or consolidation the Company shall be the surviving or resulting corporation and
(2) at the time of and immediately after the effectiveness of such merger or consolidation there shall not have occurred and be continuing an Event of Default or Potential Default.

10(d) Acquisitions"3" 10(d) Acquisitions. Purchase or acquire or incur liability for the purchase or acquisition of any or all of the assets or business of any Person other than in the normal course of a mortgage banking-related business (it being expressly agreed and understood that the acquisition of servicing is a normal course of business activity); provided, however, that the Company may acquire all or a portion of the stock or assets of another mortgage company or companies so long as no Event of Default or Potential Default shall exist immediately following the consummation of such acquisition, and, provided, further, that the Company shall be in compliance with the financial covenants set forth in Paragraphs 10(i), 10(j) and 10(k) below, assuming for purposes of this Paragraph 10(d) that the "Applicable Financial Test Date" referenced in such covenants is the day immediately following the consummation of such acquisition.

10(e) Payment of Dividends"3" 10(e) Payment of Dividends. Declare or pay any dividends upon any shares of the Company's stock now or hereafter outstanding, except dividends payable in the capital stock of the Company, or make any distribution of assets to its stockholders as such, whether in cash, property or securities, if at the date of payment or distribution (either before or after giving effect thereto) there should exist an Event of Default or Potential Default.

10(f) Purchase or Retirement of Stock"3" 10(f) Purchase or Retirement of Stock. Acquire, purchase, redeem or retire any shares of its capital stock now or hereafter outstanding for value.

10(g) Investments; Advances; Receivables67"3" 10(g) Investments; Advances; Receivables. Make or commit to make any advance, loan or extension of credit ("Advances") to, or hold any receivable ("Receivable") of, or make or commit to make any capital contribution to, or purchase any stock, bonds, notes, debentures or other securities ("Investments") of, or make any other investment in, any Person, except: (1) Advances constituting Mortgage Loans made in the ordinary course of the Company's business and (2) Investments in, Advances to, and Receivables of, any Affiliate (and Servicing Pass-Through Ventures which are not otherwise Affiliates) not to exceed the lesser of: (i) ten percent (10%) of the net worth of the Company determined in accordance with GAAP, and (ii) $100,000,000.00 in the aggregate.

10(h) Sale of Assets"3" 10(h) Sale of Assets. Sell, lease, assign, transfer or otherwise dispose of any of its assets (other than obsolete or worn out property), whether now owned or hereafter acquired, other than in the ordinary course of business as presently conducted and at fair market value (it being expressly agreed and understood that the sale or other disposition of Mortgage Loans with or without servicing released and the sale or other disposition of servicing rights are in the ordinary course of business); provided, however, that in no event shall the Company enter into any sale and leaseback transaction involving any of its assets without the prior written consent of the Majority Lenders; and, provided further, that the Company may sell, lease, assign, transfer or otherwise dispose of any of its assets to a Subsidiary of the Company (which, for the purpose of this proviso shall include any limited partnership the general and limited partners of which are Subsidiaries of the Company) so long as: (1) all classes of stock of, or partnership interests in, such Subsidiary are owned, directly or indirectly, by the Company, (2) such Subsidiary incurs no obligations for third party indebtedness except such obligations to employees and vendors as are necessary or desirable in the normal conduct of the business of servicing 1-4 unit single family mortgage loans and in managing an office building owned by such Subsidiary, and (3) any such unpaid obligations as are described in subsection (2) above (other than payroll and benefits obligations to employees) shall not exceed at any time $50,000,000.00 in the aggregate.

10(i) Current Ratio"3" 10(i) Current Ratio. Permit its ratio of Current Assets to Current Liabilities to be less than 1.05:1.0 on and as of any Applicable Financial Test Date.

10(j) Minimum Net Worth"3" 10(j) Minimum Net Worth. Permit its net worth determined in accordance with GAAP on and as of each Applicable Financial Test Date to be less than the greater of $1,000,000,000.00 and eighty percent (80%) of its net worth determined in accordance with GAAP as of the most recent February 28 (or February 29 in a leap year) preceding the date such net worth is calculated.

10(k) Maximum Total Debt"3"
10(k) Maximum Total Debt. Permit Total Debt on and as of each Applicable Financial Test Date to exceed the sum of:

 (1) One hundred percent (100%) of Cash, plus

 (2) Ninety percent (90%) of Margins, plus

 (3) Ninety-seven percent (97%) of the amount of each of Mortgage Loans Held for Sale and Receivables for Mortgage Loans Shipped (including Mortgage Loans and Mortgage-Backed Securities subject to a Lien under a repurchase agreement but excluding all other Mortgage Loans and Mortgage-Backed Securities which are excluded from "Eligible Mortgage Assets" pursuant to subparagraphs (a), (b) and
(c) of the definition of such term), plus

 (4) Ninety percent (90%) of Pool Loan Purchases and Mortgage Claims Receivable to the extent such assets represent VA and FHA Mortgage Loans repurchased by the Company from pools supporting GNMA Mortgage-Backed Securities, plus

 (5) Fifty percent (50%) of Deferred Commitment Fees, plus

 (6) Fifty percent (50%) of Property and Equipment, plus

 (7) Seventy-five percent (75%) of each of Capitalized Servicing Fees Receivable and Purchased Servicing Rights, plus

 (8) Fifty percent (50%) of Other Assets.


11.      Events of Default"2"
11. Events of Default. Upon the occurrence of any of the following events (an "Event of Default"):

11(a) The Company shall fail to make any payment on account of that portion of the Obligations consisting of principal or interest on Loans or GNMA Pool Advance Loans or L/C Drawings on the date when due; or

11(b) Any representation or warranty made or deemed made by the Company or the Parent in any Credit Document or in connection with any Credit Document shall be materially inaccurate or incomplete in any respect on or as of the date made or deemed made; or

11(c) The Company shall default in the observance or performance of any covenant or agreement contained in Paragraph 10 above (other than those contained in Paragraphs 10(i), 10(j), and 10(k) above) or, during any Secured Period, in the Security Agreement; or

11(d) The Parent shall fail to observe or comply with any term or provision contained in the Guaranty (other than those contained in Paragraph 11(d) thereof); or

11(e) The Company or the Parent shall fail to observe or perform any other term or provision contained in the Credit Documents and such failure shall continue for thirty (30) days; or

11(f) The Company, any of its Subsidiaries or the Parent shall default in any payment of any Indebtedness (other than the Obligations or as permitted under Paragraph 9(c) above) in an aggregate amount of more than $10,000,000.00 or any other event shall occur and, as a result, the holder or holders thereof, or any trustee or agent for such holders, either: (1) cause such Indebtedness to become due and payable prior to its stated maturity, or (2) elect not to cause such Indebtedness to become so due and payable, but such event continues for a period of thirty (30) days and is not cured or waived; or

11(g) (1) The Parent, the Company or any of its Subsidiaries shall commence any case,
proceeding or other action (i) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or
(ii) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or the Parent, the Company or any of its Subsidiaries shall make a general assignment for the benefit of its creditors; or (2) there shall be commenced against the Parent, the Company or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (1) above which (i) results in the entry of an order for relief or any such adjudication or appointment, or (ii) remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (3) there shall be commenced against the Parent, the Company or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof; or (4) the Parent, the Company or any of its Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (1), (2) or (3) above; or (5) the Parent, the Company or any of its Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

11(h) (1) Any Person shall engage in any "prohibited transaction" (as defined in
Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (2) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or nor waived, shall exist with respect to any Plan, (3) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or institution of proceedings is, in the reasonable opinion of the Credit Agent, likely to result in the termination of such Plan for purposes of Title IV of ERISA, and, in the case of a Reportable Event, the continuance of such Reportable Event unremedied for ten days after notice of such Reportable Event pursuant to Section 4043(a), (c) or
(d) of ERISA is given or the continuance of such proceedings for ten days after commencement thereof, as the case may be, (4) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (5) any withdrawal liability to a Multiemployer Plan shall be incurred by the Company or the Parent or any Commonly Controlled Entity, or (6) any other event or condition shall occur or exist; and in each case in clauses (1) through (6) above, such event or condition, together with all other such events or conditions, if any, could subject the Parent, the Company or any of its Subsidiaries to any tax, penalty or other liabilities in the aggregate material in relation to the business, operations, property or financial or other condition of the Parent, the Company or any of its Subsidiaries; or

11(i) One or more judgments or decrees in amounts aggregating $1,000,000.00 or more not fully covered by insurance (exclusive of self-insurance (not to exceed $5,000,000.00) and deductibles) during any consecutive twelve (12) month period shall be entered against the Company or any of its Subsidiaries and all such judgments or decrees shall not have been vacated, discharged or satisfied, or stayed or bonded pending appeal, within sixty (60) days from the entry thereof unless counsel to the Company reasonably acceptable to the Majority Lenders has delivered to the Lenders within such sixty (60) day period an opinion that the Company has the legal right to have such judgment or decree vacated without the expenditure of funds (other than for costs of proceedings) and the Company is diligently proceeding to accomplish such vacation; or

     11(j) The Parent shall notify the Credit Agent or any Lender of its intention to rescind or revoke the Guaranty or the Subordination Agreement, in whole or in part, with respect to future transactions or otherwise; or

     11(k) The Parent shall cease to own one hundred percent (100%) of the outstanding capital stock of the Company; or

     11(l) The Credit Agent (or during any Secured Period the Collateral Agent) receives notice from the Paying Agent that the Company has failed to cover an overdraft in the Commercial Paper Account on or before the close of business of the Paying Agent in New York on the Business Day immediately following the date on which such overdraft was created;
                                                       THEN:

     (i) Automatically upon the occurrence of an Event of Default under Paragraph 11(g) above,

     (ii) At the option of any Lender upon the occurrence of an Event of Default under Paragraph 11(a) above unless such Event of Default is expressly waived in writing by one hundred percent (100%) of the Lenders, and

     (iii) In all other cases, at the option of the Majority Lenders, each Lender's obligation to make or purchase Loans, the obligation of the GNMA Pool Advance Lender to make GNMA Pool Advance Loans and the obligation of the L/C Issuing Lenders to issue Letters of Credit shall terminate, the principal balance of outstanding Loans and GNMA Pool Advance Loans and interest accrued but unpaid thereon and all other Obligations shall become immediately due and payable and the aggregate contingent liability of the Company to reimburse each L/C Issuing Lender for L/C Drawings under Outstanding Letters of Credit shall be deemed immediately due and payable, without demand upon or notice or presentment to the Company, all of which are hereby waived. Immediately upon the occurrence of an Event of Default and termination of the obligation of the Lenders to make or purchase Loans, of the GNMA Pool Advance Lender to make GNMA Pool Advance Loans and of the L/C Issuing Lenders to issue Letters of Credit, the Credit Agent shall notify the Paying Agent thereof and is hereby irrevocably authorized to instruct the Paying Agent to cease issuing CPNs on behalf of the Company. Following the occurrence and during the continuance of an Event of Default during any Secured Period, the Company agrees that the Company and the Credit Agent shall, at the request of the Majority Lenders, implement certain procedures with respect to the Company's funding of Wet Funded Loans, all at the Company's sole expense. Such procedures may include, but are not limited to: a. reducing the advance rate against Wet Funded Loans for purposes of determining the Collateral Value of the Borrowing Base for Wet Funded Loans, b. requiring that if (1) Wet Funded Loans are funded with wire transfers, such wire transfers originate from accounts located at a lending office of a Lender, (2) Wet Funded Loans are funded with drafts, such drafts be drawn on accounts located at a lending office of a Lender, and (3) Wet Funded Loans are funded from accounts which are not located at a lending office of a Lender, the financial institution which holds such account enters into an agreement with the Company and the Credit Agent which shall provide that the Credit Agent shall have exclusive dominion and control over the funds in such account, c. requiring the closing agents for such Wet Funded Loans to enter into escrow or other agreements regarding the monies used to fund such Wet Funded Loans, and d. requiring the Company to provide the Credit Agent and the Lenders with such information regarding the funding of Wet Funded Loans as the Majority Lenders may reasonably request. The Company, at its expense, shall from time to time execute and deliver to the Credit Agent all such assignments, certificates, supplemental documents, and financing statements, and shall do all other acts or things, as the Credit Agent may reasonably request in order to more fully implement such procedures.

12.      Agency Provisions"2"               12.      Agency Provisions.

12(a) Appointment"3" 12(a) Appointment. Each Lender hereby irrevocably designates and appoints each Agent as the agent of such Lender under the Credit Documents and each Lender hereby irrevocably authorizes each Agent, as the agent for such Lender, to take such action on its behalf under the provisions of the Credit Documents and to exercise such powers and perform such duties as are expressly delegated to such Agent by the terms of the Credit Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in the Credit Documents, no Agent shall have any duties or responsibilities, except those expressly set forth herein or therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Credit Documents or otherwise exist against any Agent.

12(b) Delegation of Duties"3" 12(b) Delegation of Duties. Each of the Collateral Agent and the Credit Agent may execute any of its duties under the Credit Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Neither the Collateral Agent nor the Credit Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

12(c) Exculpatory Provisions"3" 12(c) Exculpatory Provisions. No Agent nor any of their respective officers, directors, employees, agents, counsel, attorneys-in-fact or Affiliates shall be (1) liable to any Lender, any other Agent, the holder of any CPN or the Company for any action taken or omitted to be taken by it or such Person under or in connection with the Credit Documents (except for its or such Person's own gross negligence or willful misconduct), or
(2) responsible in any manner to any of the Lenders, any other Agent, the holder of any CPN or the Company for: (i) any recitals, statements, representations or warranties made by the Company or any officer thereof contained in the Credit Documents or in any certificate, report, statement or other document referred to or provided for in, or received by such Agent under or in connection with, the Credit Documents (except such as are prepared by such Agent and, then, only to the extent such Agent is responsible for verification of the accuracy and completeness of the information contained therein or the facts upon which such information is based as expressly provided herein) or for the value, validity, effectiveness, genuineness, enforceability, collectability or sufficiency of the Credit Documents or for any failure of the Company to perform its obligations thereunder or (ii) any action taken or omitted to be taken by the Collateral Agent with respect to the Collateral in accordance with written instructions given as permitted hereunder or (iii) assuring compliance of the Credit Documents and/or the transactions contemplated by the Credit Documents with any law or regulation binding upon such Person, it being expressly acknowledged, agreed and understood that each such Person has obtained independent advice satisfactory to it in all such regards. No Agent shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, the Credit Documents (other than agreements required to be complied with by such Agent thereunder and subject to the standards of care set forth herein with respect thereto) or to inspect the properties, books or records of the Company. Each Agent shall be entitled to refrain from exercising any discretionary powers or actions under this Agreement or any other Credit Document until it shall have received the prior written consent of one hundred percent (100%) of the Lenders to such action.

12(d) Reliance by Agent"3" 12(d) Reliance by Agent. Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certification, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Company), independent accountants and other experts selected by such Agent. The Credit Agent may deem and treat the payee of any Direct Loan Note, Discount Loan Note, Negotiated Loan Note, Swing Loan Note or GNMA Pool Advance Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Credit Agent. Each Agent shall be fully justified in failing or refusing to take any action under the Credit Documents unless it shall first receive such advice or concurrence of the Majority Lenders (or all Lenders, as required under the Credit Documents) or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any action (other than liability and/or expense arising out of such Agent's gross negligence or willful misconduct). Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Credit Documents in accordance with a request of the Majority Lenders (or all Lenders, if applicable) absent gross negligence and willful misconduct on the part of such Agent in the method in which it acts or refrains from acting in accordance therewith, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

12(e) Notice of Default; Agreement to Advance"3" 12(e) Notice of Default; Agreement to Advance. No Agent shall be deemed to have knowledge or notice of the occurrence of any Event of Default or Potential Default unless such Agent has received notice from a Lender or the Company referring to the Credit Documents, describing such Event of Default or Potential Default and stating that such notice is a "notice of default". In the event that any Agent receives such a notice, such Agent shall give notice thereof to the Lenders and the other Agents. The Collateral Agent shall take such action with respect to such Event of Default or Potential Default occurring during a Secured Period as shall be reasonably directed by the Majority Lenders (or all Lenders, as required under the Credit Documents), through the Credit Agent (subject to the provisions of Paragraph 18 of the Security Agreement); provided, however, that unless and until the Collateral Agent shall have received such directions, the Collateral Agent may (but shall not be obligated to) take such action or refrain from taking such action (in each case consistent with the provisions of the Credit Documents), with respect to such Event of Default or Potential Default as it shall deem advisable in the best interest of the Lenders.

12(f) Non-Reliance on Agent and Other Lenders"3" 12(f) Non-Reliance on Agent and Other Lenders. Each Lender expressly acknowledges that no Agent nor any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by such Agent hereafter taken, including any review of the affairs of the Company, shall be deemed to constitute any representation or warranty by such Agent to any Lender. Each Lender represents to each Agent that it has, independently and without reliance upon such Agent or any other Lender or their respective counsel, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Company and made its own decision to extend credit hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon any Agent or any other Lender or their respective counsel, and based on such documents, information and legal advice (including, without limitation, advice of regulatory counsel to it) as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in entering into the Credit Documents and taking or not taking action thereunder, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Company. Except for notices, reports and other documents expressly required to be furnished to the Lenders by an Agent hereunder, such Agent shall not have any duty or responsibility to provide any Lender with any legal advice or credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Company which may come into the possession of such Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

12(g) Indemnification"3" 12(g) Indemnification. The Company agrees to indemnify, defend and hold harmless each Agent in its capacity as such from and against any and all claims, obligations, penalties, actions, suits, judgments, costs, disbursements, losses, liabilities and/or damages (including, without limitation, attorneys' fees) of any kind whatsoever which may at any time be imposed on, assessed against or incurred by such Agent in any way (1) relating to or arising out of the Credit Documents or any documents contemplated by or referred to therein or the transactions contemplated thereby or any action taken or omitted to be taken by such Agent in connection with the foregoing; provided, the Company shall not be liable for any portion of any such claims, obligations, etc., arising out of or resulting from the gross negligence or willful misconduct of such Agent or (2) resulting from any action taken or omitted to be taken by such Agent in accordance with written instructions given as provided in the Credit Documents or (3) relating to any one or more of the matters covered by Paragraph 12(c) above. The Lenders agree to indemnify and hold harmless each Agent in its capacity as such ratably in accordance with their Aggregate Percentage Shares to the extent required by the Company hereunder if any Agent is not reimbursed by the Company hereunder and without limiting the obligation of the Company to do so. To the extent indemnification payments made by the Lenders pursuant to this Paragraph 12(g) are subsequently recovered by each Agent from, or for the account of, the Company, such Agent will promptly refund such previously paid indemnity payments to the Lenders. The indemnification obligations of the Company and Lenders under this Paragraph 12(g) shall survive termination of this Agreement and payment in full of the Obligations.

12(h) Agent in Its Individual Capacity"3" 12(h) Agent in Its Individual Capacity. Any Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Company as though such Agent were not an Agent hereunder. With respect to such loans made or renewed by them and any note issued to them hereunder, each Agent shall have the same rights and powers under the Credit Documents as any Lender thereunder and may exercise the same as though it were not an Agent, and the terms "Lender" and "Lenders" shall include Agents in their individual capacities.

12(i) Successor Agents"3" 12(i) Successor Agents. Any Agent may resign as such under the Credit Documents upon ninety (90) days' prior written notice to the Lenders and the Company and the Credit Agent shall resign in the event its Aggregate Maximum Commitment shall be less than $25,000,000.00. In addition, in the event any Agent fails to perform its obligations under the Credit Documents in any material manner and fails to correct its performance within thirty (30) days of written notice of such failure of performance given by not less than the Majority Lenders, then such Agent may be removed upon thirty (30) days notice given by not less than the Majority Lenders. If an Agent shall resign or be so removed, then, on or before the effective date of such resignation or removal, the Majority Lenders shall appoint a successor agent reasonably acceptable to the Company or, if the Majority Lenders are unable to agree on the appointment of a successor agent, such Agent shall appoint a successor agent for the Lenders, which successor agent shall be reasonably acceptable to the Company, whereupon such successor agent shall succeed to the rights, powers and duties of such Agent, and the term "Collateral Agent," "Documentation Agent," "Syndication Agent" or "Credit Agent", as applicable, shall mean such successor agent effective upon its appointment, and the former Agent's rights, powers and duties shall be terminated without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any of the other Credit Documents or successors thereto. After any Agent's resignation or removal hereunder, the provisions of this Paragraph 12 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under the Credit Documents.

12(j) Sharing of Set-Offs"3" 12(j) Sharing of Set-Offs. If following the occurrence and during the continuance of an Event of Default any Lender (a "benefitted Lender") shall at any time receive any payment of all or part of the Obligations held by it or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off or otherwise) in a greater proportion than any such payment to and collateral received by any other Lender, if any, in respect of such other Lender's portion of the Obligations, or interest thereon, such benefitted Lender shall purchase for cash from the other Lenders such portion of each such other Lender's Obligations, or shall provide such other Lenders with the benefits of such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery but without interest. The Company agrees that each Lender so purchasing a portion of another Lender's Obligations may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

13.      Miscellaneous Provisions"2"
13.      Miscellaneous Provisions.

13(a) No Assignment"3" 13(a) No Assignment. The Company may not assign its rights or obligations under the Credit Documents without the prior written consent of one hundred percent (100%) of the Lenders. Subject to the foregoing, all provisions contained in this Agreement or any document or agreement referred to herein or relating hereto shall inure to the benefit of each Lender, its successors and assigns, and shall be binding upon the Company, its successors and assigns.

13(b) Amendment"3" 13(b) Amendment. The Credit Documents may not be amended or terms or provisions hereof waived unless such amendment or waiver is in writing and signed by the Majority Lenders and the Company; provided, however, that without the prior written consent of one hundred percent (100%) of the Lenders, no amendment or waiver shall:

     (1) Waive or amend any term or provision of Paragraphs 4(i), 4(j) or 4(k) above, or this Paragraph 13(b);

     (2) Reduce the principal of, or interest on, the Obligations or any amount of fees payable under this Agreement, or extend the required payment date of principal or interest on the Obligations or any fees;

     (3) Modify the Primary Loan Credit Limit or any Lender's Primary Loan Percentage Share thereof; provided, however, that the Company and any Lender, acting alone, may agree to an increase, temporary or permanent, in such Lender's Maximum Primary Loan Commitment and Aggregate Maximum Commitment with an effect on the Aggregate Credit Limit as a result of such increase (and if such increase was a temporary increase, eventual decrease);

     (4) Modify the definition of "Majority Lenders," "Negative Security Event" or "Positive Security Event";

     (5) Extend the Maturity Date;

     (6) Include any Person other than the Lenders signatory hereto as a "Lender" hereunder except as expressly permitted under Paragraph 14(a) below;

     (7) During any Secured Period, release any Collateral except as expressly provided in the Credit Documents;

     (8) Cancel or terminate the Guaranty; or

     (9) Modify any provision in the Credit Documents which expressly requires consent of one hundred percent (100%) of the Lenders.

No amendment or waiver shall, unless agreed to in writing by the affected Agent, modify the rights or duties of such Agent. The Credit Agent shall provide notice and a copy of all amendments to the Credit Documents to all parties to the Credit Documents, including, without limitation, the Collateral Agent.

13(c) Cumulative Rights; No Waiver"3" 13(c) Cumulative Rights; No Waiver. The rights, powers and remedies of the Lenders hereunder are cumulative and in addition to all rights, powers and remedies provided under any and all agreements between the Company and the Lenders relating hereto, at law, in equity or otherwise. Any delay or failure by the Lenders to exercise any right, power or remedy shall not constitute a waiver thereof by the Lenders, and no single or partial exercise by the Lenders of any right, power or remedy shall preclude any other or further exercise thereof or any exercise of any other rights, powers or remedies.

13(d) Entire Agreement; Severability"3" 13(d) Entire Agreement; Severability. This Agreement and the documents and agreements referred to herein embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof and thereof. All waivers by the Company provided for in the Credit Documents have been specifically negotiated by the parties with full cognizance and understanding of their rights. If any of the provisions of the Credit Documents shall be held invalid or unenforceable, the Credit Documents shall be construed as if not containing such provisions, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

13(e) Survival"3" 13(e) Survival. All representations, warranties, covenants and agreements herein contained on the part of the Company shall survive the termination of this Agreement and shall be effective until the Obligations are paid and performed in full or longer as expressly provided herein.

13(f) Notices"3" 13(f) Notices. All notices given by any party to any of the others shall be in writing (which may be by facsimile transmission), delivered personally, by commercial courier service or by depositing the same in the United States mail, registered, with postage prepaid, addressed to such party at the address set forth on Annex II attached hereto. Any party may change the address to which notices are to be sent by notice of such change to the other party or parties given as provided herein.

13(g) Governing Law"3" 13(g) Governing Law. This Agreement shall be deemed to be a contract made under the laws of the State of California, and for all purposes shall be construed in accordance with the laws of said State, without regard to principles of conflicts of law.

13(h) Counterparts"3" 13(h) Counterparts. This Agreement may be executed in counterparts each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

     14. Additional Lenders; Assignments and Participations; Increases in Availability14. Additional Lenders; Assignments and Participations; Increases in Availability; "2".
14(a)  Addition of New Lender"3"
14(a)  Addition of New Lender.

     (1) Subject to the limitation on the Aggregate Credit Limit and the Primary Loan Credit Limit, the Company or any Lender may at any time propose that one or more financial institutions (each, an "Applicant Financial Institution") become an additional Lender hereunder. At such time, the Company or such Lender, as applicable, shall notify the other parties hereto, including the Credit Agent, of the identity of such Applicant Financial Institution and such Applicant Financial Institution's proposed Aggregate Maximum Commitment, Primary Loan Percentage Share, Maximum Primary Loan Commitment and, if applicable, Swing Line Percentage Share, L/C Commitment and/or GNMA Pool Advance Commitment. The addition of any Applicant Financial Institution shall be subject to:


     (i) If such Applicant Financial Institution is proposed for inclusion as a Lender hereunder by a Lender, the prior written consent of the Company and the Credit Agent, and if such Applicant Financial Institution is proposed for inclusion as a Lender hereunder by the Company, the prior written consent of the Credit Agent, none of which consents shall be unreasonably withheld and which, if given, shall be given in writing to the other parties hereto no later than the tenth day following receipt by the Company of a written request for the inclusion of such Applicant Financial Institution as a Lender hereunder;

     (ii) If such Applicant Financial Institution will become the GNMA Pool Advance Lender under this Agreement and/or a L/C Issuing Lender under this Agreement, such Applicant Financial Institution shall execute a replacement GNMA Pool Advance Agreement and cooperate with the current GNMA Pool Advance Lender and any other L/C Issuing Lenders to effect such intent; and


     (iii) Delivery of each of the items and the occurrence of each of the events described in subparagraph (2) below.

     (2) Assuming delivery of the consent of the Company and/or Credit Agent as required pursuant to subparagraph (1)(i) above, the Credit Agent, the Collateral Agent, the Company and, if such Applicant Financial Institution will be acquiring a portion of an existing Lender's Aggregate Maximum Commitment and Maximum Primary Loan Commitment by way of assignment from such existing Lender, such existing Lender, shall mutually agree on the Adjustment Date on which such Applicant Financial Institution shall become a party hereto and a Lender hereunder. On such Adjustment Date:

     (i) The Company shall deliver to the Credit Agent, the Collateral Agent and each of the Lenders a Commitment Schedule to be effective as of such Adjustment Date, reflecting the Aggregate Credit Limit and the Lenders' respective Aggregate Maximum Commitments, Primary Loan Percentage Shares, Maximum Primary Loan Commitments and, if applicable, L/C Commitments and GNMA Pool Advance Commitment.

     (ii) No later than 12:30 p.m. (Los Angeles time) on such Adjustment Date, such Applicant Financial Institution shall pay to the Credit Agent an amount equal to such Applicant Financial Institution's Primary Loan Percentage Share of Primary Loans outstanding. If such Applicant Financial Institution is becoming a Lender hereunder as a result of an increase in the Aggregate Credit Limit, the Credit Agent shall thereupon remit to the Lenders their Primary Loan Percentage Shares of such funds. If such Applicant Financial Institution is acquiring a portion of an existing Lender's outstanding Primary Loans, the Credit Agent shall thereupon remit such funds to the assigning Lender. Following such Adjustment Date, fees and interest accrued on the Obligations to but not including such Adjustment Date shall be payable to the Lenders in accordance with their respective Primary Loan Percentage Shares prior to such Adjustment Date before giving effect to the readjustment thereof pursuant to the Commitment Schedule provided by the Company on such Adjustment Date.

     (iii) If such Applicant Financial Institution is acquiring a portion of an existing Lender's Aggregate Maximum Commitment and Maximum Primary Loan Commitment by way of assignment from such existing Lender, the Credit Agent, the Company, the assigning Lender and the Applicant Financial Institution shall execute and deliver an Assignment Agreement, or if such Applicant Financial Institution is becoming a Lender hereunder as a result of an increase in the Aggregate Credit Limit, the Credit Agent, the Company and the Applicant Financial Institution shall execute and deliver an Additional Lender Agreement, either of which Assignment Agreement or Additional Lender Agreement shall constitute an amendment to this Agreement to the extent necessary to reflect the inclusion of the Applicant Financial Institution as a Lender hereunder.

     (iv) The Company shall execute and deliver to such Applicant Financial Institution a Direct Loan Note, a Discount Loan Note, a Negotiated Loan Note and, if applicable, a GNMA Pool Advance Note.

     (v) The Applicant Financial Institution shall pay to the Credit Agent a registration fee of $2,500.00.
         Subject to the requirements described above, the Applicant Financial Institution shall become a party hereto and a Lender hereunder and shall be entitled to all rights, benefits and privileges accorded a Lender under the Credit Documents and shall be subject to all obligations of a Lender under the Credit Documents.

14(b) Assignments Among Existing Lenders"3" 14(b) Assignments Among Existing Lenders. Any Lender may at any time agree to assign a portion of such Lender's Aggregate Maximum Commitment and Maximum Primary Loan Commitment to a Transferee Lender. In such event the Lender and the Transferee Lender shall so notify the Credit Agent, the Collateral Agent and the Company of the Adjustment Date on which such assignment is to be effective. On such Adjustment Date:

     (1) The Company shall deliver to the Credit Agent, the Collateral Agent and each of the Lenders a Commitment Schedule to be effective as of such Adjustment Date, reflecting the Aggregate Credit Limit and the Lenders' respective Aggregate Maximum Commitments, Primary Loan Percentage Shares, and, if applicable, L/C Commitments and GNMA Pool Advance Commitment.

     (2) The Credit Agent, the Company, the assigning Lender and the Transferee Lender shall execute and deliver an Assignment Agreement, which shall constitute an amendment to this Agreement to the extent necessary to reflect such transfer.

     (3) No later than 12:30 p.m. (Los Angeles time) on such Adjustment Date, the Transferee Lender shall pay to the Credit Agent an amount equal to such Transferee Lender's Primary Loan Percentage Share of Primary Loans and Loans outstanding in excess of such Transferee Lender's previous Primary Loan
Percentage Share thereof. The Credit Agent shall thereupon remit to the transferring Lender the amount thereof.

     (4) If the Transferee Lender will become the GNMA Pool Advance Lender and/or a L/C Issuing Lender, such Transferee Lender shall execute a replacement GNMA Pool Advance Agreement and cooperate with the current GNMA Pool Advance Lender and any other L/C Issuing Lender to effect such intent.

14(c) Minimum Loan Commitment"3" 14(c) Minimum Loan Commitment. Notwithstanding anything to the contrary contained herein, the inclusion of any Applicant Financial Institution as a Lender hereunder pursuant to Paragraph 14(a) above and the assignment by a Lender of a portion of such Lender's Aggregate Maximum Commitment and Maximum Primary Loan Commitment to a Transferee Lender pursuant to Paragraph 14(b) above shall be subject to the following restrictions:

     (1) If an Applicant Financial Institution is acquiring a portion of an existing Lender's Aggregate Maximum Commitment by way of an assignment from such existing Lender, then: (i) such assignment of Aggregate Maximum Commitment must be in the minimum amount of $5,000,000.00 (or if in a higher amount, in integral multiples of $5,000,000.00 in excess thereof), and (ii) following the consummation of the contemplated assignment and after giving effect to any other assignments occurring on the related Adjustment Date, such existing Lender must continue to hold an Aggregate Maximum Commitment of not less than $25,000,000.00 and such Applicant Financial Institution must hold an Aggregate Maximum Commitment of not less than $25,000,000.00;

     (2) If an existing Lender is assigning a portion of its Aggregate Maximum Commitment to a Transferee Lender, such assignment of Aggregate Maximum Commitment is in the minimum amount of $5,000,000.00 (or if in a higher amount, in integral multiples of $5,000,000.00 in excess thereof) and such existing Lender shall continue to hold an Aggregate Maximum Commitment of not less than $25,000,000.00 following the consummation of the contemplated assignment.

There shall be no minimum hold requirement in the event that an existing Lender is assigning one hundred percent (100%) of its Aggregate Maximum Commitment.

14(d) Sub-Participations by Lenders"3" 14(d) Sub-Participations by Lenders. Any Lender may at any time sell participating interests in any of the Obligations held by such Lender and its commitments hereunder; provided, however, that:

     (1) No participation contemplated by this Paragraph 14(d) shall relieve such Lender from its obligations hereunder or under any other Credit Document;

     (2) Such Lender shall remain solely responsible for the performance of such obligations;

     (3) The Company, the Credit Agent, the Collateral Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Credit Documents;


     (5) Such Lender shall not enter into participation agreements with more than two Participants for each $25,000,000.00 of Aggregate Maximum Commitment held by such Lender.

The Company acknowledges and agrees that each Participant shall be considered a Lender for purposes of Paragraphs 4(i), 4(k), 4(l) and 5(l) above; provided, however, that in no event shall any Participant be entitled to receive any payment or compensation in excess of that to which such Participant's selling Lender would be entitled with respect to the participation interest held by such Participant if such Lender had not sold any participation interest to such Participant.

14(e) Federal Reserve Bank"3" 14(e) Federal Reserve Bank. Notwithstanding the provisions of Paragraphs 14(a) and 14(b) above, any Lender may at any time pledge or assign all or any portion of such Lender's rights under this Agreement and the other Credit Documents to a Federal Reserve Bank.

14(f) Increases in Availability"3" 14(f) Increases in Availability. From time to time the Company and any Lender (an "Increasing Lender") may agree, with the prior written consent of the Credit Agent, to permanently or temporarily increase such Lender's Aggregate Maximum Commitment and Primary Loan Percentage Share, the dollar amount of any such increase to be, subject to the Aggregate Credit Limit limitation, in the minimum dollar amount of $5,000,000.00 and integral multiples of $5,000,000.00 in excess thereof. The Company and the Increasing Lender shall agree on the Adjustment Date for said increase and, if the increase is a temporary rather than permanent increase, the date on which said increase shall terminate (the "Temporary Increase Termination Date"). The Company shall deliver to the Credit Agent, the Collateral Agent and each of the Lenders a Commitment Schedule to be effective as of such Adjustment Date. On the Temporary Increase Termination Date the aggregate amount of such Increasing Lender's Primary Loan Percentage Share of outstanding Primary Loans in excess of its Maximum Primary Loan Commitment after giving effect to the termination of the subject increase shall, if but only if at such Temporary Increase Termination Date there does not exist an Event of Default, be payable in full. If at the Temporary Increase Termination Date there exists an Event of Default, the temporary increase of the Increasing Lender shall continue in effect and, unless otherwise agreed by one hundred percent (100%) of the Lenders, shall be treated thereafter as a permanent increase in said Increasing Lender's Aggregate Maximum Commitment.

14(g) Provision of Information; Confidentiality"3" 14(g) Provision of Information; Confidentiality. The Company hereby acknowledges and agrees that in connection with the proposed assignment or subparticipation by a Lender of its interest in the Obligations, such Lender may disclose to prospective assignees and Participants any and all information provided to such Lender hereunder; provided, however, that such information shall be furnished to such prospective assignees and Participants on a confidential basis.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                          COUNTRYWIDE HOME LOANS, INC.,
                                             a New York corporation



                                             By
                                             Name
                                             Title


                                             BANKERS TRUST COMPANY,
                                          a New York State banking corporation,
                                          as Co-Arranger and Credit Agent



                                             By
                                             Name
                                             Title


                                             THE  BANK OF NEW  YORK,  a New York
                                             State   banking   corporation,   as
                                             Co-Arranger and Documentation Agent



                                             By
                                             Name
                                             Title


                                        CHASE SECURITIES, INC., as Co-Arranger



                                             By
                                             Name
                                             Title


                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                             a national banking association,
                                             as Co-Arranger



                                             By
                                             Name
                                             Title


                                             THE CHASE MANHATTAN BANK, N.A.,
                                             as Syndication Agent



                                             By
                                             Name
                                             Title


                                             ABN AMRO BANK N.V., LOS ANGELES
                                             INTERNATIONAL BRANCH, as a Lender



                                             By
                                             Name
                                             Title


                          ASAHI BANK LTD., as a Lender



                                             By
                                             Name
                                             Title


                          BANCA CRT S.p.A., as a Lender



                                             By
                                             Name
                                             Title


                                             By
                                             Name
                                             Title


                                             BANCA MONTE DEI PASCHI DI SIENA\
                                             S.p.A., as a Lender



                                             By
                                             Name
                                             Title


                                             By
                                             Name
                                             Title


                                             BANCO CENTRAL HISPANO, as a Lender


                                             By
                                             Name
                                             Title


                                             BANK OF AMERICA NATIONAL TRUST
                                             AND SAVINGS ASSOCIATION,
                                             as a Lender



                                             By
                                             Name
                                             Title


                                             BANK OF HAWAII, as a Lender



                                             By
                                             Name
                                             Title


                          BANK OF MONTREAL, as a Lender



                                             By
                                             Name
                                             Title

                        THE BANK OF NEW YORK, as a Lender



                                             By
                                             Name
                                             Title


                                             BANK OF TOKYO -
                                             MITSUBISHI TRUST COMPANY,
                                             as a Lender



                                             By
                                             Name
                                             Title


                       BANKERS TRUST COMPANY, as a Lender



                                             By
                                             Name
                                             Title


                     BANQUE NATIONALE DE PARIS, as a Lender



                                             By
                                             Name
                                             Title


                                             By
                                             Name
                                             Title

                                             BANQUE PARIBAS, as a Lender



                                             By
                                             Name
                                             Title


                                             By
                                             Name
                                             Title


                         BARCLAYS BANK PLC, as a Lender



                                             By
                                             Name
                                             Title


                                             CAISSE NATIONALE DE CREDIT
                                             AGRICOLE, as a Lender



                                             By _____________________________
                                             Name ___________________________
                                             Title __________________________


                                             CANADIAN IMPERIAL BANK OF COMMERCE
                                             , as a Lender



                                             By
                                             Name
                                             Title


                                             THE CHASE MANHATTAN BANK, N.A.,
                                             as a Lender



                                             By
                                             Name
                                             Title


                        THE CHIBA BANK, LTD, as a Lender



                                             By
                                             Name
                                             Title


                                             COMMERZBANK AKTIENGESELLSCHAFT,
                                             LOS ANGELES BRANCH, as a Lender



                                             By
                                             Name
                                             Title


                                             By ______________________________
                                             Name ____________________________
                                             Title ___________________________


                     CREDIT LYONNAIS, SAN FRANCISCO BRANCH,
                                             as a Lender



                                             By
                                             Name
                                             Title








                                             THE DAI-ICHI KANGYO BANK, LIMITED,
                                             SAN FRANCISCO AGENCY, as a Lender



                                             By
                                             Name
                                             Title


                          DEN DANSKE BANK, as a Lender



                                             By
                                             Name
                                             Title


                                             DEUTSCHE BANK AG, NEW YORK AND/OR
                                             CAYMAN ISLANDS BRANCHES, as a
                                             Lender


                                             By
                                             Name
                                             Title


                                             By
                                             Name
                                             Title


                                             THE FIRST NATIONAL BANK OF CHICAGO
                                             , as a Lender



                                             By
                                             Name
                                             Title


                                             FIRST UNION NATIONAL BANK OF
                                             NORTH CAROLINA, as a Lender



                                             By
                                             Name
                                             Title


                        FLEET NATIONAL BANK, as a Lender



                                             By
                                             Name
                                             Title


                                             THE FUJI BANK, LIMITED,
                                             LOS ANGELES AGENCY, as a Lender



                                             By
                                             Name
                                             Title


                                             THE INDUSTRIAL BANK OF JAPAN,
                                             LIMITED, LOS ANGELES AGENCY, as a
                                             Lender



                                             By
                                             Name
                                             Title


                                             MORGAN GUARANTY TRUST COMPANY OF
                                             NEW YORK, as a Lender



                                             By
                                             Name
                                             Title


                                             KREDIETBANK, as a Lender



                                             By
                                             Name
                                             Title


                                             By _____________________________
                                             Name ___________________________
                                             Title __________________________

                                             THE LONG-TERM CREDIT BANK OF JAPAN
                                             , LIMITED, LOS ANGELES AGENCY, as
                                             a Lender



                                             By
                                             Name
                                             Title


                                             THE MITSUBISHI TRUST AND BANKING
                                             CORPORATION, LOS ANGELES AGENCY,
                                             as a Lender



                                             By
                                             Name
                                             Title


                       MITSUI TRUST & BANKING, as a Lender



                                             By
                                             Name
                                             Title


                                             NATIONSBANK OF TEXAS, N.A.,
                                             as a Lender



                                             By
                                             Name
                                             Title


                                             NORDDEUTSCHE LANDESBANK
                                             GIROZENTRALE, NEW YORK BRANCH AND
                                             /OR CAYMAN
                                             ISLANDS BRANCH, as a Lender



                                             By
                                             Name
                                             Title


                                             By
                                             Name
                                             Title


                        ROYAL BANK OF CANADA, as a Lender



                                             By
                                             Name
                                             Title


                                             THE SAKURA BANK, LIMITED,
                                             LOS ANGELES AGENCY, as a Lender



                                             By
                                             Name
                                             Title


                                             By
                                             Name
                                             Title


                                             THE SANWA BANK LIMITED, LOS
                                             ANGELES BRANCH, as a Lender



                                             By
                                             Name
                                             Title


                                             SOCIETE GENERALE, NEW YORK BRANCH,
                                             as a Lender



                                             By ______________________________
                                             Name ____________________________
                                             Title ___________________________


                                             THE SUMITOMO BANK, LIMITED,
                                             LOS ANGELES BRANCH, as a Lender


                                             By
                                             Name
                                             Title


                                             THE SUMITOMO TRUST & BANKING CO.,
                                             LTD., LOS ANGELES AGENCY, as a
                                             Lender



                                             By
                                             Name
                                             Title


                                             THE TOKAI BANK LTD., LOS ANGELES
                                             AGENCY, as a Lender



                                             By
                                             Name
                                             Title


                                             THE TOYO TRUST & BANKING CO., LTD.
                                             , LOS ANGELES AGENCY, as a Lender


                                             By
                                             Name
                                             Title


                                             UNION BANK OF CALIFORNIA, N.A.,
                                             as a Lender



                                             By
                                             Name
                                             Title


                                             UNION BANK OF SWITZERLAND,
                                             NEW YORK BRANCH, as a Lender



                                             By
                                             Name
                                             Title


                                             By
                                             Name
                                             Title


                                             U. S. NATIONAL BANK OF OREGON,
                                             as a Lender,


                                             By
                                             Name
                                             Title


                                             WESTDEUTSCHE LANDESBANK
                                             GIROZENTRALE, NEW YORK BRANCH/
                                             CAYMAN ISLANDS
                                             BRANCH, as a Lender



                                             By
                                             Name
                                             Title


                                             THE YASUDA TRUST & BANKING COMPANY
                                             , LIMITED, LOS ANGELES AGENCY, as
                                             a Lender


                                             By
                                             Name
                                             Title

ACKNOWLEDGED and AGREED as of the date first written above:

COUNTRYWIDE CREDIT INDUSTRIES, INC., a Delaware corporation



By _______________________________________________
Name _____________________________________________
Title ____________________________________________

                                     SCHEDULE OF EXHIBITS TO CREDIT AGREEMENT

              EXHIBIT            DOCUMENT

                A-1              Form of Direct Loan Notes

                A-2              Form of Discount Loan Notes

                A-3              Form of Negotiated Loan Notes

                A-4              Form of Swing Loan Notes

                A-5              Form of GNMA Pool Advance Note

                B                Form of Officer's Certificate

                C                Litigation Schedule

                D                Schedule of Existing Subsidiaries



             Annex I:            Glossary

             Annex II:           Schedule of Notice Addresses
la-57306
                                            REVOLVING CREDIT AGREEMENT

                                                   By and Among

                                           COUNTRYWIDE HOME LOANS, INC.

                                                        and

                                           BANKERS TRUST COMPANY ("BT")
                                    as Credit Agent and Co-Administrative Agent

                                    THE FIRST NATIONAL BANK OF CHICAGO ("FNBC")
                                            as Co-Administrative Agent

                                           THE BANK OF NEW YORK ("BNY")
                                              as Documentation Agent

                                          THE CHASE MANHATTAN BANK, N.A.
                                               as Syndication Agent

                                     BT, FNBC, BNY, and CHASE SECURITIES, INC.
                                                  as Co-Arrangers

                                                        and

                                             THE LENDERS PARTY THERETO




                                                   May 20, 1996

                                            TABLE OF CONTENTS

RECITALS.........................................................1
AGREEMENT........................................................1

   1. Credit Facilities..........................................1
     1(a) Primary Loan Facility..................................1
     1(b) Negotiated Loan Facility...............................2
     1(c) Swing Loan Facility....................................3
     1(d) Letter of Credit Facility..............................3
     1(e) GNMA Pool Advance Facility.............................4

   2. Requests for Credit Events and Issuance of CPNs; Funding...4
     2(a) Requests for Credit Events.............................4
     2(b) Direct and Discount Primary Loans......................5
     2(c) Funding of Loans and GNMA Pool Advance Loans...........6
     2(d) Sale and Assignment of Discount Loans by Balance Banks.7
     2(e) Funding................................................7

   3. Payment of Principal and L/C Drawings; Prepayments.........7
     3(a) Required Principal Payments............................8
     3(b) Prepayments............................................8

   4. Calculation and Payment of Interest; Related Provisions....9
     4(a) Interest on Direct Loans...............................9
     4(b) Interest on Discount Loans.............................10
     4(c) Interest on Negotiated Loans...........................10
     4(d) Interest on Swing Loans................................10
     4(e) Interest on GNMA Pool Advance Loans....................10
     4(f) Interest on L/C Drawings...............................10
     4(g) Payment of Interest....................................10
     4(h) Inability to Determine Rate............................11
     4(i) Funding Indemnification................................11
     4(j) Illegality; Impracticality.............................12
     4(k) Requirements of Law; Increased Costs...................12
     4(l) Taxes..................................................13
     4(m) Treatment of Qualifying Balances; Indemnity............14

   5. Miscellaneous Lending Provisions...........................14
     5(a) Use of Proceeds........................................15
     5(b) Assumption of Funding/Purchase.........................15
     5(c) Notes..................................................15
     5(d) Interest and Fee Billing and Payment...................15
     5(e) Nature and Place of Payments...........................17
     5(f) Post-Default Interest..................................17
     5(g) Computations...........................................18
     5(h) Disbursement of Payments Received......................18
     5(i) Fees...................................................18
     5(j) Wire Transfers of Funds................................19
     5(k) Reduction in Aggregate Credit Limit....................19
     5(l) Capital Requirements...................................19

   6. Security Agreement; Guaranty; Subordination; Additional Documents.19
     6(a) Security Agreement.....................................20
     6(b) Guaranty and Subordination Agreement...................20
     6(c) Further Documents......................................20

   7. Conditions Precedent.......................................20
     7(a) First Credit Event.....................................20
     7(b) All Credit Events......................................22

   8. Representations and Warranties of the Company..............24
     8(a) Financial Condition....................................24
     8(b) Corporate Existence; Compliance with Law...............24
     8(c) Corporate Power; Authorization; Enforceable............24
     8(d) No Legal Bar...........................................24
     8(e) No Material Litigation.................................25
     8(f) Taxes..................................................25
     8(g) Investment Company Act.................................25
     8(h) Subsidiaries...........................................25
     8(i) Federal Reserve Board Regulations......................25
     8(j) ERISA..................................................25
     8(k) Assets.................................................26

   9. Affirmative Covenants......................................26
     9(a) Financial Statements...................................26
     9(b) Certificates; Reports; Other Information...............27
     9(c) Payment of Indebtedness................................28
     9(d) Maintenance of Existence and Properties................28
     9(e) Inspection of Property; Books and Records;.............28
     9(f) Notices................................................29
     9(g) Expenses...............................................29
     9(h) Credit Documents.......................................29
     9(i) Insurance..............................................30
     9(j) CPN Program............................................30
     9(k) Hedging Program........................................30

   10. Negative Covenants........................................30
     10(a) Liens.................................................30
     10(b) Indebtedness..........................................31
     10(c) Consolidation and Merger..............................31
     10(d) Acquisitions..........................................31
     10(e) Payment of Dividends..................................31
     10(f) Purchase or Retirement of Stock.......................31
     10(g) Investments; Advances; Receivables....................32
     10(h) Sale of Assets........................................32
     10(i) Current Ratio.........................................32
     10(j) Minimum Net Worth.....................................32
     10(k) Maximum Total Debt....................................32

   11. Events of Default.........................................33

   12. Agency Provisions.........................................36
     12(a) Appointment...........................................36
     12(b) Delegation of Duties..................................37
     12(c) Exculpatory Provisions................................37
     12(d) Reliance by Agent.....................................37
     12(e) Notice of Default; Agreement to Advance...............38
     12(f) Non-Reliance on Agent and Other Lenders...............38
     12(g) Indemnification.......................................39
     12(h) Agent in Its Individual Capacity......................39
     12(i) Successor Agents......................................39
     12(j) Sharing of Set-Offs...................................40

   13. Miscellaneous Provisions..................................40
     13(a) No Assignment.........................................40
     13(b) Amendment.............................................40
     13(c) Cumulative Rights; No Waiver..........................41
     13(d) Entire Agreement; Severability........................42
     13(e) Survival..............................................42
     13(f) Notices...............................................42
     13(g) Governing Law.........................................42
     13(h)  Counterparts.........................................42

   14. Additional Lenders; Assignments and Participations; Increases
                     in Availability;............................42
     14(a)  Addition of New Lender...............................42
     14(b)  Assignments Among Existing Lenders...................44
     14(c) Minimum Loan Commitment...............................45
     14(d) Sub-Participations by Lenders.........................45
     14(e) Federal Reserve Bank..................................46
     14(f) Increases in Availability.............................46
     14(g) Provision of Information; Confidentiality.............47

                                            ANNEX I: GLOSSARY


                  For purposes of the Credit Documents (as defined herein), the terms set forth below shall have the following meanings:

                  "Additional Lender Agreement" shall mean an agreement in the form of that attached hereto as Exhibit A.

                  "Additional Required Documents" shall mean with respect to any Mortgage Loan those items listed on Exhibit B attached hereto.

                  "Adjustment Date" shall mean that date as of which an Applicant Financial Institution becomes a "Lender" or an existing Lender takes all of or a portion of another existing Lender's Aggregate Maximum Commitment under the Credit Documents, or otherwise increases its Aggregate Maximum Commitment, as provided therein.

                  "Affiliate" shall mean any Person directly or indirectly controlling, controlled by or under direct or indirect common control with, any other Person and, in any event in the case of the Company, shall include CWM Mortgage Holdings, Inc. "Control" as used herein means the power to direct the management and policies of a Person.

                  "Agents" shall mean, jointly and severally, the Collateral Agent, the Credit Agent, the Syndication Agent and the Documentation Agent.

                  "Aggregate  Credit Exposure" shall mean on any date the sum of
(a) Loans outstanding, (b) the amount available for drawing under Outstanding Letters of Credit, (c) unrepaid L/C Drawings, (d) the GNMA Pool Advance Commitment, (e) Verified Outstanding CPNs and (f) outstanding Funding Checks, in each case calculated after giving effect to all Credit Events and the issuance of CPNs to occur on such date.

                  "Aggregate Credit Limit" shall mean at any date the sum (not to exceed $5,000,000,000.00) of the Primary Loan Credit Limit, the aggregate L/C Commitments and the GNMA Pool Advance Commitment at such date, with the "Aggregate Credit Limit" at the Effective Date set forth on the initial Commitment Schedule attached hereto as Schedule I.

                  "Aggregate Maximum Commitment" shall mean for any Lender at any date such Lender's Maximum Primary Loan Commitment plus, if applicable, for the GNMA Pool Advance Lender the GNMA Pool Advance Commitment and for each L/C Issuing Lender its L/C Commitment.

                  "Aggregate Percentage Share" shall mean for any Lender at any date that percentage which the dollar amount of such Lender's Aggregate Maximum Commitment bears to the Aggregate Credit Limit or, if such Lender shall have no Aggregate Maximum Commitment, that percentage which: (a) the aggregate dollar amount of outstanding Loans held (or participated in pursuant to Paragraph 1(a) of the Agreement) by such Lender plus, if applicable, the aggregate dollar amount of outstanding GNMA Pool Advance Loans held by such Lender plus, if applicable, the contingent liability of such Lender under Outstanding Letters of Credit plus, if applicable, the aggregate dollar amount of unrepaid L/C Drawings relating to Letters of Credit issued by such Lender, bears to (b) the aggregate dollar amount of outstanding Loans, plus the aggregate dollar amount of outstanding GNMA Pool Advance Loans, plus the aggregate dollar amount of Outstanding Letters of Credit, plus the aggregate dollar amount of unrepaid L/C Drawings.

                  "Aggregate Swing Line Commitment" shall mean at any date the sum of the Swing Line Commitments of the Swing Line Lenders at such date.

                  "Agreement" shall mean that certain Revolving Credit Agreement dated as of May 20, 1996 by and among the Credit Agent, the Co-Administrative Agents, the Co-Arrangers, the Documentation Agent, the Syndication Agent, the Lenders and the Company, as the same may be amended, extended or replaced from time to time.

                  "Alternate Base Rate" shall mean on any date the greater of:
 (a) the Federal Funds Effective Rate plus one half of one percent (0.50%), and (b) the Corporate Base Rate.

                  "Alternate Base Rate Loans" shall mean Direct Loans during such time as they are being made and/or maintained at a rate of interest based upon the Alternate Base Rate.

                  "Applicable Eurodollar Rate" shall mean with respect to any Eurodollar Interest Period or Discount Loan Interest Period, the rate per annum (rounded upward, if necessary, to the next higher one one hundredth of one percent (.01%)) calculated in accordance with the following formula:

                           Applicable Eurodollar Rate =    ER    + PS
                                                               1-RR
where
                           ER  =  Eurodollar Rate
                           RR  =  Reserve Requirement
                           PS  =  Pricing Spread

                  "Applicable Fed Funds Rate" shall mean on any date a rate per annum equal to the Federal Funds Funding Rate plus the Pricing Spread.

                  "Applicable Financial Test Date" shall mean for each of the Company and the Parent: (a) during any Unsecured Period, the last day of each fiscal quarter of such Person, and (b) during any Secured Period, the last day of each calendar month.

                  "Applicable  Valuation  Factor"  shall mean at any date during any Secured Period the weighted average purchase price, expressed as a percentage, of all Eligible Mortgage Loans and Eligible Mortgage-Backed Securities included in the computation of the Collateral Value of the Secured Borrowing Base at such date based upon:

     (a) With respect to FHA-insured and VA-guaranteed Eligible Mortgage Loans bearing interest at a fixed rate per annum, the Telerate purchase price (stated as a percentage of principal amount) for one month mandatory forward delivery commitments of GNMA I Mortgage-Backed Securities having an interest rate equal to the average interest rate on all such Mortgage Loans less one-half of one percent (0.50%); provided, however, that in the absence of a quoted purchase price for GNMA I Mortgage-Backed Securities having such an interest rate, reference shall be made to the nearest lower rate GNMA Mortgage-Backed Securities for which a purchase price is quoted;

     (b) With respect to Eligible Mortgage Loans bearing interest at a fixed rate per annum which conform to all FNMA or FHLMC underwriting and other requirements, the Telerate purchase price (stated as a percentage of principal amount) for one month mandatory forward delivery commitments of similar conforming Mortgage Loans having an interest rate equal to the average interest rate on all such Mortgage Loans less one half of one percent (0.50%); provided, however, that in the absence of a quoted purchase price for Mortgage Loans having such an interest rate, reference shall be made to Mortgage Loans having the nearest lower rate for which a purchase price is quoted;

     (c) With respect to Eligible Mortgage Loans bearing interest at a fixed rate per annum which conform to all FNMA or FHLMC underwriting and other requirements except as to acceptable original principal balance, the Telerate purchase price (stated as a percentage of principal amount) for one month mandatory forward delivery commitments of similar Mortgage Loans having an interest rate equal to the average interest rate on all such Mortgage Loans less one percent (1%); provided, however, that in the absence of a quoted purchase price for such Mortgage Loans having such an interest rate, reference shall be made to Mortgage Loans having the nearest lower rate for which a purchase price is quoted;

     (d) With respect to Eligible Mortgage Loans bearing interest at a fixed rate per annum and secured by multi-family improvements, the actual purchase prices under the related, pre-approved Take-Out Commitments;

     (e) With respect to Eligible Mortgage Loans which do not bear interest at a fixed rate per annum and which conform to all underwriting and other requirements of FNMA or FHLMC, or are otherwise deliverable to FNMA, (1) one hundred (100), minus (2) the sum of: (i) double the amount by which (y) the Telerate yield requirement quoted on Page 7163 of Telerate (Fannie Mae ARM Yields/Net Margins for Par -- 1-yr. 6%/2% Caps) for two month mandatory forward delivery commitments of Mortgage Loans, exceeds (z) the note rate for such Mortgage Loans, less (ii) .375%;

     (f) With respect to Eligible Mortgage Loans which do not bear interest at a fixed rate per annum and which conform to all underwriting and other requirements of FNMA or FHLMC, or are otherwise deliverable to FNMA, except as to acceptable original principal balance, and the note rate for such Eligible Mortgage Loan is indexed off the one-year Treasury rate:

     (1) The 30-day mandatory delivery price for 1-year treasury adjustable rate mortgages quoted on Page 23082 of Telerate (RFC - OTC ARMS), plus

     (2) The product of: a. the initial note rate, less the sum of: (y) the "net rate", plus (z) .50%, and b. the applicable "discount formula", plus

     (3) The product of: a. 2.25% less the appropriate "net margin," and b. the applicable "discount formula";

     (g) With respect to Eligible Mortgage Loans which do not bear interest at a fixed rate per annum and which conform to all underwriting and other requirements of FNMA or FHLMC, or are otherwise deliverable to FNMA, except as to acceptable original principal balance, but the note rate of such Eligible Mortgage Loan is not indexed off the one-year Treasury rate, ninety percent (90%);

     (h) With respect to each Eligible Non-Agency Mortgage Loan (1) which is subject to a Take-Out Commitment, the actual purchase price under such Take-Out Commitment, and (2) which is not subject to a Take-Out Commitment, one hundred percent (100%);

     (i) With respect to each Eligible HELOC (1) which is subject to a Take-Out Commitment, the actual purchase price under such Take-Out Commitment, and (2) which is not subject to a Take-Out Commitment, one hundred percent (100%);

     (j) With respect to each Eligible Mortgage Loan which is subject to a second priority deed of trust (or mortgage) (other than an Eligible HELOC), one hundred percent (100%); and

     (k) With respect to each Eligible Mortgage-Backed Security, the purchase price for one month mandatory forward delivery commitments of such Mortgage-Backed Security determined with reference to the Telerate or, if no price is so quoted on the Telerate, the average purchase price quoted by two nationally recognized dealers in Mortgage-Backed Securities for one month forward mandatory delivery thereof.

Notwithstanding the provisions of subparagraphs (f) and (g) above, until such time as the Collateral Agent has notified the Lenders that it has developed a system for accurately differentiating between Eligible Mortgage Loans the "Fair Market Value" for which would otherwise be determined under such subparagraphs, the respective Fair Market Values of all such Eligible Mortgage Loans shall be determined pursuant to subparagraph (g) above. In any case in which no price is quoted on the Telerate, the purchase price shall be deemed to be that quoted for similar Mortgage Loans and Mortgage-Backed Securities by any nationally recognized reporting service for similar information acceptable to the Collateral Agent and the Credit Agent.

                  "Applicant Financial Institution" shall mean a financial institution proposed for inclusion as a "Lender" under the Credit Documents by the Company or by an existing Lender thereunder.

                  "Approved HELOC Investor" shall mean any Person pre-approved in writing (which pre-approval may be limited in dollar amount, by type and otherwise) by the Majority Lenders and which approval has not been revoked by the Majority Lenders in their sole discretion, any such revocation notice to be given no later than ten (10) days prior to its intended effective date (and no such revocation to affect the continuing eligible status of any Eligible HELOC shipped to the Approved HELOC Investor which is the subject of such revocation notice prior to the effective date of such revocation).

                  "Approved Investor" shall mean, during any Secured Period: (a) FNMA, FHLMC or any other Person, including, without limitation, Affiliates of the Company, pre-approved in writing (which pre-approval may be limited in dollar amount, by Type and otherwise) by the Majority Lenders and which approval has not been revoked by the Majority Lenders in their sole discretion, any such revocation notice to be given no later than ten (10) days prior to its intended effective date, and (b) with the prior written approval of the Collateral Agent and the Credit Agent (with notice thereof provided to the Lenders), such other Person as the Company may propose; provided, however, that at any date Mortgage Loans and Mortgage-Backed Securities included in the Borrowing Base covered by a Take-Out Commitment issued by an "Approved Investor" which is not an "Approved Investor" under subparagraph (a) of this definition may not have an aggregate Collateral Value in excess of $100,000,000.00.

                  "Approved MBS Custodian" shall have the meaning given such term in Paragraph 9(b)(2)(iii) of the Security Agreement.

                  "Approved Securities Offering" shall mean a proposed offering of securities by the Company or an Affiliate of the Company secured or otherwise supported in whole or part by Eligible Mortgage Loans and/or Eligible Mortgage-Backed Securities, for which the following statements are true, unless otherwise waived in writing by the Majority Lenders:

     (a) The Company or such Affiliate, as applicable, has filed and made effective a registration statement with the Securities and Exchange Commission covering the offering of the proposed securities;

     (b) The Company or such Affiliate, as applicable, has obtained all permits, exemptions, and licenses necessary to effect such offering;

     (c) Such offering has been priced and is the subject of a firm underwriting commitment;

     (d) Such securities qualify as "mortgage-related securities" under Section 3(a)(41) of the Securities Exchange Act of 1934, as amended; and

     (e) In the reasonably anticipated course of events, the Company or such Affiliate, as applicable, is expected to obtain a rating in one of the two highest categories available for securities of a like nature from the rating agency rating such securities.

     "Assignment Agreement" shall mean an agreement in the form of Exhibit C attached hereto.

                  "Balance Bank" shall mean each of the Lenders which have executed a Balance Bank Agreement with the Company and the Credit Agent, said Lenders being thereupon designated as a "Balance Bank" on the current Commitment Schedule.

                  "Balance Bank Agreement" shall mean an agreement in the form of Exhibit D attached hereto among the Company, the Credit Agent and each Balance Bank.

                  "Balance Bank Discount" shall mean with respect to each Primary Loan which is a Discount Loan, an amount determined by the Credit Agent with respect to such Discount Loan such that, when the principal amount of such Discount Loan is repaid by the Company on the last day of the Discount Loan Interest Period with respect thereto, such principal amount will be equivalent to the proceeds of such Discount Loan (net of the Balance Bank Discount) plus interest on such proceeds calculated at a per annum rate equal to the Pricing Spread.

                  "Book-Entry MBS" shall mean a Mortgaged-Backed Security (a) which is not represented by an instrument, and (b) the ownership and transfer of which is entered upon books maintained for that purpose by a depository.

     "Borrowing Base" shall mean: (a) during any Unsecured Period, the Unsecured Borrowing Base, and (b) during any Secured Period, the Secured Borrowing Base.

                  "BT" shall mean Bankers Trust Company, a New York State banking corporation.

                  "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banks in Los Angeles, California, New York, New York or Chicago, Illinois are authorized or required to close.

                  "Capitalized Servicing Fees Receivable" shall mean the dollar amount shown as "Capitalized Servicing Fees Receivable" on the balance sheet of the Company as of the Applicable Financial Test Date delivered by the Company pursuant to Paragraph 9(a)(2) of the Agreement.

                  "Cash" shall mean at any date: (a) as used in the computation of the Collateral Value of the Unsecured Borrowing Base, the dollar amount of "Cash" of the Company in the balance sheet of the Company as of the last day of the immediately preceding calendar month, and (b) as used in the calculation of permitted Total Debt pursuant to Paragraph 10(k) of the Agreement, the dollar amount of "Cash" of the Company set forth in the balance sheet of the Company as of the most recent Applicable Financial Test Date.

     "Cash Market Position Valuation" shall have the meaning given to such term in the definition of "Cash Position."

                  "Cash Position" shall mean at any date the "Cash Market Position Valuation", which "Cash Market Position Valuation" shall represent with respect to Take-Out Commitments and Hedge Contracts held by the Company available to cover Mortgage Loans and Mortgage-Backed Securities included in the computation of the Collateral Value of the Borrowing Base on such date (and assuming that such Take-Out Commitments and Hedge Contracts are first allocated to cover all other Mortgage Loans and Mortgage-Backed Securities owned by the Company), the commitment prices under such Take-Out Commitments and Hedge Contracts less the fair market value of the applicable security.

                  "Check Funding Account" shall mean such account maintained with a Lender in the Company's name alone as may be approved by the Credit Agent.

     "Code" shall mean the Internal Revenue Code of 1986, as amended. "Collateral" shall have the meaning set forth in the Security Agreement.

                  "Collateral   Agent"   shall  mean  First   Chicago   National
Processing Corporation and any successors assuming the position of "Collateral Agent" under the Security Agreement and the other Credit Documents.

                  "Collateral Confirmation Agreement" shall mean an agreement in the form of Exhibit E attached hereto.

                  "Collateral Value of the Borrowing Base" shall mean: (a) on any date during any Unsecured Period, the Collateral Value of the Unsecured Borrowing Base, and (b) on any date during any Secured Period, the Collateral Value of the Secured Borrowing Base.

                  "Collateral Value of the Secured Borrowing Base" shall mean on any date during any Secured Period, the sum of:

     (a) Ninety-eight percent (98%) of the Fair Market Value of each Eligible Mortgage Loan (other than an Eligible Non-Agency Mortgage Loan, an Eligible HELOC, and an Eligible Mortgage Loan secured by a second deed of trust (or mortgage)) and each Eligible Mortgage-Backed Security included in the Secured Borrowing Base on such date; plus

     (b) Ninety-five percent (95%) of the Fair Market Value of each Eligible Non-Agency Mortgage Loan included in the Secured Borrowing Base; plus

     (c) Ninety percent (90%) of the Fair Market Value of each Eligible HELOC included in the Secured Borrowing Base; plus

     (d) Ninety percent (90%) of the outstanding principal balance of each Eligible Mortgage Loan which is secured by a second deed of trust (or mortgage) (other than an Eligible HELOC) included in the Secured Borrowing Base on such date; plus

     (e) One Hundred percent (100%) of the Cash Position on such date; plus

     (f) The aggregate dollar amount of cash held in the Settlement Account on such date which has been identified by the Company to the Collateral Agent as representing the proceeds from the sale or other disposition of specific Eligible Mortgage Loans and/or Eligible Mortgage-Backed Securities which have therefore been deleted from the Borrowing Base; plus

     (g) The least of: (1) three quarters of one percent (0.75%) of the outstanding principal balances of Mortgage Loans being serviced by the Company under the Pledged Eligible Mortgage Servicing Assets, (2) twenty percent (20%) of the Aggregate Credit Limit, and (3) $500,000,000.00.

                  "Collateral Value of the Unsecured Borrowing Base" shall mean on any date during any Unsecured Period, the sum of, at the last day of the calendar month immediately preceding the month in which the "Collateral Value of the Unsecured Borrowing Base" is being calculated:

     (a) One Hundred percent (100%) of Cash; plus

     (b) Ninety-seven percent (97%) of the dollar amount of Eligible Mortgage Assets shown on the balance sheet of the Company; plus

     (c) The least of: (1) three quarters of one percent (0.75%) of the outstanding principal balances of Mortgage Loans being serviced by the Company under Eligible Mortgage Servicing Assets, (2) twenty percent (20%) of the Aggregate Credit Limit, and (3) $500,000,000.00.

                  "Commercial Paper Account" shall mean the account described as such in the Depositary Agreement.

                  "Commitment Schedule" shall mean a schedule setting forth the current Aggregate Credit Limit, Primary Loan Credit Limit, Aggregate Swing Line Commitment, Aggregate Maximum Commitments, Maximum Primary Loan Commitments, Primary Loan Percentage Shares, Swing Line Percentage Shares, L/C Commitments and GNMA Pool Advance Commitment, as applicable, of the Lenders, as the same may be modified from time to time consistent with the Credit Documents, with the initial Commitment Schedule being attached hereto as Schedule I.

                  "Commonly Controlled Entity" of a Person shall mean a Person, whether or not incorporated, which is under common control with such Person within the meaning of Section 414(c) of the Code.

                  "Consolidated Total Debt" shall mean all Indebtedness of the Parent and the Company, excluding: (a) Subordinated Parent Borrowings, (b) Subordinated Debt, and (c) deferred taxes of the Company attributable to capitalization of purchased servicing rights and excess servicing fees.

                  "Contact Office" shall mean the office of the Credit Agent as announced by the Credit Agent from time to time.

                  "Contractual Obligation" as to any Person shall mean any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

                  "Corporate Base Rate" shall mean a rate per annum equal to the corporate base rate of interest publicly announced by BT from time to time, changing when and as of the date said corporate base rate changes.

     "Covenant Compliance Certificate" shall mean: (a) with respect to the Company, a certificate in the form of Exhibit F-1 attached hereto, and (b) with respect to the Parent, a certificate in the form of Exhibit F-2 attached hereto.
                  "CPN" shall mean a commercial paper note issued by the Company pursuant to documentation approved by the Majority Lenders as required by the Credit Documents.

                  "CPN Issuance Request" shall mean a request in the form of that attached hereto as Exhibit G.

                  "Credit Agent" shall mean BT and any successors assuming the position of "Credit Agent" under the Credit Documents.

                  "Credit Documents" shall mean the Agreement, the Security Agreement, the Notes, the Guaranty, the Subordination Agreement, the Fee Letter, the Balance Bank Agreements and each other document, instrument or agreement executed by the Company or the Parent in connection herewith or therewith, as any of the same may be amended, extended or replaced from time to time, and with reference to any individual "Credit Document" being deemed automatically to be a reference to such Credit Document as so amended, extended or replaced.

                  "Credit Event" shall mean the making of a Loan or a GNMA Pool Advance Loan or the issuance of a Letter of Credit pursuant to the Agreement, as applicable.

                  "Current Assets" shall mean at any date cash, government securities, mortgage inventory, prepaid expenses, accounts receivable and mortgage receivables which are payable within one year of the date of calculation and determined in accordance with GAAP and shall include in any event deferred commitment fees.

                  "Current Liabilities" shall mean at any date amounts payable in money, goods or services, within one year of the date of calculation and determined in accordance with GAAP; provided, however, that "Current Liabilities", when determined with respect to the Company, shall include, in any event, Single and Double Level Subordinated Parent Debt constituting an advance from the Parent to the Company from funds of the Parent derived by the Parent from Indebtedness of the Parent which constitutes a "current liability" of the Parent, determined in accordance with GAAP.

                  "Custodial Agreement" shall mean an agreement substantially in the form of that attached hereto as Exhibit H.

                  "Custodian Settlement Account" shall have the meaning given such term in Paragraph 9(c) of the Security Agreement.

                  "Deferred Commitment Fees" shall mean the dollar amount shown as "Deferred Commitment Fees" on the balance sheet of the Company as of the Applicable Financial Test Date delivered by the Company pursuant to Paragraph 9(a)(2) of the Agreement.

                  "Delivery Certificate" shall have the meaning given such term in Paragraph 5 of the Security Agreement.

                  "Depositary Agreement" shall mean an issuing and paying agreement with the Paying Agent governing the authentication and issuance of CPNs, which agreement shall, during any Secured Period, be substantially in the form of that attached hereto as Exhibit I.

                  "Determination of Availability" shall have the meaning given such term in Paragraph 2(c)(3) of the Agreement.

                  "Determination of Collateral Value" shall have the meaning given such term in Paragraph 7 of the Security Agreement.

                  "Direct Loan" shall mean a Primary Loan which is interest bearing and as to which each Lender advances its Primary Loan Percentage Share directly to the Company.

                  "Discount Loan Notes" shall have the meaning given such term in Paragraph 5(c) of the Agreement.

                  "Discount Loan" shall mean a Primary Loan which is funded on a discounted basis by a Balance Bank with a concurrent sale to the Lenders of their Primary Loan Percentage Share thereof.

                  "Discount Loan Funding Date" shall have the meaning given such term in Paragraph 2(b)(1) of the Agreement.

                  "Discount Loan Interest Period" shall mean with respect to each Discount Loan, the period commencing on the Discount Loan Funding Date for such Discount Loan and ending on the twentieth day (if the Discount Loan Funding Date was the twenty-first day of the immediately preceding month) or fifth day (if the Discount Loan Funding Date was the sixth day of the immediately preceding month) of the next succeeding calendar month; provided, however, that
(a) if any Discount Loan Interest Period would otherwise end on a day that is not a Eurodollar Business Day, such Discount Loan Interest Period shall be extended to the next succeeding Eurodollar Business Day, and (b) any Discount Loan Interest Period that would otherwise extend beyond the Maturity Date shall end on the Maturity Date.

                  "Discount Loan Note" shall have the meaning given such terms in Paragraph 5(c) of the Agreement.

                  "Double Level Subordinated Parent Debt" shall mean Indebtedness of the Company to the Parent which is subject to the Subordination Agreement and which constituted an advance from the Parent to the Company or investment by the Parent in the Company from funds of the Parent obtained through Subordinated Parent Borrowings.

                  "Effective Date" shall mean the date each of the conditions set forth in Paragraph 7(a) of the Agreement is satisfied.

                  "Eligible Committed Conforming Mortgage Loan" shall mean a Mortgage Loan with respect to which each of the following is accurate and complete (and the Company by including said Mortgage Loan in any computation of the Collateral Value of the Secured Borrowing Base shall be deemed to so represent and warrant to the Credit Agent, the Collateral Agent and the Lenders at and as of the date of such computation):

     (a) Said Mortgage Loan is an Eligible Mortgage Loan;

     (b) Said Mortgage Loan is insured by the FHA, guaranteed by the VA and/or fully conforms to all underwriting and other requirements of FNMA or FHLMC; and

     (c) Said Mortgage Loan is covered by a Take-Out Commitment.

                  "Eligible Committed Non-Conforming Mortgage Loan" shall mean a Mortgage Loan with respect to which each of the following are accurate and complete (and the Company by including said Mortgage Loan in any computation of the Collateral Value of the Secured Borrowing Base shall be deemed to so represent and warrant to the Credit Agent, the Collateral Agent and the Lenders at and as of the date of such computation):

     (a) Said Mortgage Loan is an Eligible Mortgage Loan;

     (b) Said Mortgage Loan is covered by a Take-Out Commitment;

     (c) Said Mortgage Loan conforms to the underwriting and other requirements of FNMA or FHLMC in all material respects except as to acceptable original principal balance; and

     (d) The original principal balance of said Mortgage Loan did not exceed $1,000,000.00; provided, however, that if the original principal balance of said Mortgage Loan exceeded $600,000.00, the Fair Market Value of said Mortgage Loan when added to the Fair Market Value of all other Eligible Committed Non-Conforming Mortgage Loans with an original principal balance of more than $600,000.00 included in the Secured Borrowing Base does not exceed $250,000,000.00.
                  "Eligible HELOC" shall mean a Mortgage Loan with respect to which each of the following is accurate and complete (and the Company by including said Mortgage Loan in any computation of the Collateral Value of the Secured Borrowing Base shall be deemed to so represent and warrant to the Credit Agent, the Collateral Agent and the Lenders at and as of the date of such computation):

     (a) Said Mortgage Loan is an Eligible Mortgage Loan which is a home equity line of credit;

     (b) Said Mortgage Loan is secured by a first or second priority deed of trust (or mortgage) on a one-to-four family residence;

     (c) Said Mortgage Loan has a Loan-to-Value ratio (taking into account all Liens secured by the related Property) of not more than one hundred percent (100%);

     (d) If said Mortgage Loan is subject to a Take-Out Commitment, said Mortgage Loan meets all applicable requirements for sale to the Approved HELOC Investor issuing such Take-Out Commitment;

     (e) If said Mortgage Loan is not subject to a Take-Out Commitment, said Mortgage Loan has been underwritten by the Company pursuant to underwriting guidelines approved by Moody's or S&P in connection with the rating of a Mortgage-Backed Security supported by said Mortgage Loan; and

     (f) The Fair Market Value of said Mortgage Loan when added to the Fair Market Value of all other Eligible HELOCs and all other Eligible Mortgage Loans subject to a second priority deed of trust (or mortgage) included in the Secured Borrowing Base does not exceed ten percent (10%) of the Primary Loan Credit Limit.

                  "Eligible Mortgage Assets" shall mean the dollar amount of Mortgage Loans Held For Sale and Receivables For Mortgage Loans Shipped shown on the balance sheet of the Company, but excluding, in any event: (a) Mortgage Loans and Mortgage-Backed Securities which are subject to a Lien, (b) Mortgage Loans secured by Properties which are not 1-4 unit residential properties, and
(c) Mortgage Loans deemed to be unsaleable by the Company.

                  "Eligible Mortgage-Backed Security" shall mean a Mortgage-Backed Security owned or issued by the Company meeting the terms of subparagraph (a) or (b) of the definition of a "Mortgage-Backed Security" with respect to which the following statements shall be accurate and complete (and the Company by including said Mortgage-Backed Security in any computation of the Collateral Value of the Secured Borrowing Base shall be deemed to so represent and warrant to the Credit Agent, the Collateral Agent and the Lenders at and as of the date of such computation):

     (a) Said Mortgage-Backed Security is a binding and valid obligation of the obligor thereon, in full force and effect and enforceable in accordance with its terms;
     (b)  Said  Mortgage-Backed  Security  is free of any  default  and from any rescission, cancellation or avoidance, and all right thereof, whether by operation of law or otherwise;
     (c) Said Mortgage-Backed Security has either been deposited with and is held by the Collateral Agent under the Security Agreement or an Approved MBS Custodian under a Custodial Agreement, properly endorsed in blank for transfer or, if uncertificated, the Collateral Agent or Approved MBS Custodian has caused an appropriate notation to be made on the records of the appropriate Federal Reserve Bank or such other records as is necessary to perfect the Lien of the Collateral Agent for the benefit of the Secured Parties therein; or, if said Mortgage-Backed Security has been withdrawn from the possession of the Collateral Agent on terms and subject to conditions set forth in the Security Agreement, and if said Mortgage-Backed Security was shipped by the Collateral Agent directly to a permanent investor for purchase, the full purchase price therefor has been received by the Credit Agent (or said Mortgage-Backed Security returned to the Collateral Agent) within ten (10) days from the date of shipment by the Collateral Agent;

     (d) At all times said Mortgage-Backed Security will be free and clear of all liens, encumbrances, charges, rights and interests of any kind, except in favor of the Collateral Agent for the benefit of the Secured Parties;
     (e) Said Mortgage-Backed Security has not been included in the Secured Borrowing Base for a period of time in excess of one hundred eighty (180) days and, if said Mortgage-Backed Security has been included in the Secured Borrowing Base for a period of time in excess of ninety (90) days, the Fair Market Value of said Mortgage-Backed Security when added to the Fair Market Value of all other Mortgage-Backed Securities and all Mortgage Loans included in the Secured Borrowing Base for a period of time in excess of ninety (90) days, does not exceed $250,000,000.00;
     (f) Said Mortgage-Backed Security is covered by a Take-Out Commitment or Hedge Contract which is in full force and effect and the Company and, in the case of the Take-Out Commitment, said Mortgage-Backed Security are in full compliance therewith; and
     (g) The Collateral Agent, upon the written request of the Majority Lenders given through the Credit Agent at any time and from time to time, in their sole discretion, has not declared said Mortgage-Backed Security, for whatever reason, to be ineligible for inclusion in the Secured Borrowing Base.
                  "Eligible Mortgage Loan" shall mean a Mortgage Loan conforming to the requirements of one Type of Mortgage Loan with respect to which each of the following statements shall be accurate and complete (and the Company by including said Mortgage Loan in any computation of the Collateral Value of the Secured Borrowing Base shall be deemed to so represent and warrant to the Credit Agent, the Collateral Agent and the Lenders at and as of the date of such computation):

     (a) Said Mortgage Loan is a binding and valid obligation of the Obligor thereon, in full force and effect and enforceable in accordance with its terms;
     (b) Said Mortgage Loan is genuine, in all respects as appearing on its face or as represented in the books and records of the Company, and all information set forth therein is true and correct, and, unless said Mortgage Loan is an Eligible HELOC, the proceeds of said Mortgage Loan have been fully disbursed (or will be fully disbursed upon the closing and recordation thereof);
     (c) Said Mortgage Loan is free of any default of any party thereto (including the Company), counterclaims, offsets and defenses and from any rescission, cancellation or avoidance, and all right thereof, whether by operation of law or otherwise;
     (d) No payment under said Mortgage Loan is more than sixty (60) days past due the payment due date set forth in the underlying promissory note and deed of trust (or mortgage);
     (e) Said Mortgage Loan contains the entire agreement of the parties thereto with respect to the subject matter thereof, has not been modified or amended in any respect and is free of concessions or understandings with the Obligor thereon of any kind not expressed in writing therein;
     (f) Said Mortgage Loan is in all respects as required by and in accordance with all applicable laws and regulations governing the same, including, without limitation, the federal Consumer Credit Protection Act and the regulations promulgated thereunder and all applicable usury laws and restrictions, and all notices, disclosures and other statements or information required by law or regulation to be given, and any other act required by law or regulation to be performed, in connection with said Mortgage Loan have been given and performed as required;
     (g) All advance payments and other deposits on said Mortgage Loan have been paid in cash, and, unless said Mortgage Loan is an Eligible HELOC, no part of said sums has been loaned, directly or indirectly, by the Company to the Obligor thereon, and other than as disclosed to the Collateral Agent in writing there have been no prepayments on said Mortgage Loan;
     (h) At all times said  Mortgage  Loan (with the  exception  of the  subject
Property) will be owned by the Company free and clear of all liens, encumbrances, charges, rights and interests of any kind, except pursuant to the Security Agreement;
     (i) The Property covered by said Mortgage Loan is insured against loss or damage by fire and all other hazards normally included within standard extended coverage in accordance with the provisions of said Mortgage Loan with the Company named as loss payee thereon;
     (j) The Property covered by said Mortgage Loan is free and clear of all Liens except in favor of the Company (which has assigned any and all such Liens to the Collateral Agent for the benefit of the Secured Parties), subject only to Liens junior, subordinate and inferior to the Lien of the Company and (1) the Lien of current real property taxes and assessments not yet due and payable; (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record, as of the date of recording, being acceptable to mortgage lending institutions generally and specifically referred to in a lender's title insurance policy delivered to the originator of said Mortgage Loan and (i) referred to or otherwise considered in the appraisal made for the originator of said Mortgage Loan or (ii) which do not materially adversely affect the appraised value of such Property as set forth in such appraisal; (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by said Mortgage Loan or the use, enjoyment, value or marketability of the related Property; and (4) if said Mortgage Loan is not secured by a first priority deed of trust (or mortgage), said Mortgage Loan is secured by a second priority deed of trust (or mortgage) and the Fair Market Value of said Mortgage Loan when added to the Fair Market Value of all other Eligible Mortgage Loans which are secured by second priority deeds of trust (or mortgages) and all Eligible HELOCS included in the Secured Borrowing Base does not exceed ten percent (10%) of the Primary Loan Credit Limit;
     (k) If said Mortgage Loan has been withdrawn from the possession of the Collateral Agent on terms and subject to conditions set forth in the Security
Agreement:
     (1) If said Mortgage Loan was withdrawn by the Company for purposes of correcting clerical or other non-substantial documentation problems, the promissory note relating to said Mortgage Loan and any other Required Documents or Additional Required Documents which were released to the Company were returned to the Collateral Agent within ten (10) days from the date of withdrawal of said Mortgage Loan (or, if such day is not a Business Day, on the immediately succeeding Business Day) and the Fair Market Value of said Mortgage Loan when added to the Fair Market Value of all other Mortgage Loans included in the Secured Borrowing Base which have been similarly released to the Company does not exceed $1,000,000.00;
     (2) If said Mortgage Loan was shipped by the Collateral Agent directly to a permanent investor for purchase, the full purchase price therefor has been received by the Credit Agent (or said Mortgage Loan returned to the Collateral Agent) within forty five (45) days from the date of shipment by the Collateral Agent (or, if said Mortgage Loan is being purchased in connection with a bond program, within sixty (60) days from the date of shipment by the Collateral Agent); and
     (3) If said Mortgage Loan was shipped by the Collateral Agent directly to a custodian or trustee for purposes of formation of a pool supporting a Mortgage-Backed Security, (i) such Mortgage-Backed Security is issued and sold and the purchase price therefor has been received by the Credit Agent, (ii) such Mortgage-Backed Security is held by an Approved MBS Custodian for the pro rata, pari passu benefit of the Secured Parties, or (iii) said Mortgage Loan is returned to the Collateral Agent, in each case within sixty (60) days from the date of shipment by the Collateral Agent;
     (l) Unless said Mortgage Loan is an Eligible Uncommitted Agency Mortgage Loan, an Eligible HELOC or an Eligible Non-Agency Mortgage Loan, said Mortgage Loan is covered by a Take-Out Commitment which is in full force and effect and the Company and said Mortgage Loan are in full compliance therewith;
     (m) If said Mortgage Loan is an Eligible Uncommitted Agency Mortgage Loan, said Mortgage Loan is hedged pursuant to a Hedge Contract;
     (n) If said Mortgage Loan is FHA insured or VA guaranteed, such insurance or guaranty is in full force and effect (or there is in effect a binding commitment to issue such insurance or guaranty);
     (o) The Property securing said Mortgage Loan is located in the continental United States, Alaska or Hawaii;
     (p) If the improvements on the related Property do not consist of a one-to-four family residence, said Mortgage Loan is includable in the Secured Borrowing Base as an Eligible Committed Conforming Mortgage Loan, the Approved Investor holding the related Take-Out Commitment has pre-approved said Mortgage Loan in writing with a copy of such pre-approval having been provided to the Collateral Agent and the Fair Market Value of said Mortgage Loan when added to the Fair Market Value of all other similar Mortgage Loans included in the Secured Borrowing Base does not exceed $25,000,000.00;
     (q) The Required Documents for said Mortgage Loan have been delivered to the Collateral Agent prior to the inclusion of said Mortgage Loan in the Secured Borrowing Base and, if the Collateral Agent has so requested in writing, the Additional Required Documents have also been delivered to the Collateral Agent; provided, however, that even if the Required Documents (and, if applicable, the Additional Required Documents) have not been so delivered to the Collateral Agent, said Mortgage Loan may still qualify as an "Eligible Mortgage Loan" if:
     (1) The Collateral Agent has received a Collateral Confirmation Agreement relating to said Mortgage Loan at or prior to 10:00 a.m. (Los Angeles time) on the date said Mortgage Loan is first included in the Secured Borrowing Base,

     (2) Such items are delivered to the Collateral Agent within seven (7) calendar days after said Mortgage Loan is first included in the Secured Borrowing Base, and
     (3) The Fair Market Value of said Mortgage Loan,  when added to the sum of:
(i) the Fair Market Value of all other closed and recorded Mortgage Loans for which the Collateral Agent has not received the Required Documents, plus (ii) the Fair Market Value of all Mortgage Loans included in the Secured Borrowing Base which are not closed and recorded and for which the Collateral Agent has not received such items, does not exceed: a. thirty-five percent (35%) of the Aggregate Credit Limit during the period from the fifth Business Day immediately preceding the end of each calendar month through the fifth Business Day of the next succeeding month, or b. twenty percent (20%) of the Aggregate Credit Limit at any other date;
     (r) Said Mortgage Loan is not subject to any servicing arrangement with any Person other than the Company nor are any servicing rights relating to said Mortgage Loan subject to any Lien or negative pledge in favor of any Person other than as permitted under the Credit Documents;
     (s) Said Mortgage Loan has not been included in the Secured Borrowing Base for a period of time in excess of one hundred eighty (180) days and, if said Mortgage Loan has been included in the Secured Borrowing Base for a period of time in excess of ninety (90) days, the Fair Market Value of said Mortgage Loan, when added to the Fair Market Value of all other Mortgage Loans and all Mortgage-Backed Securities included in the Secured Borrowing Base for a period of time in excess of ninety (90) days, does not exceed $250,000,000.00;
     (t) The appraisal obtained by the Company in connection with the origination of said Mortgage Loan satisfies all appraisal requirements for similar loans originated by federally insured depositary institutions;
     (u) The Collateral Agent, upon the written request of the Majority Lenders, given at any time and from time to time, in their sole discretion, has not declared said Mortgage Loan, for whatever reason, to be ineligible for inclusion in the Secured Borrowing Base;
     (v) If said Mortgage Loan was not closed and recorded at the date said Mortgage Loan was first included in the Secured Borrowing Base: (1) said Mortgage Loan was closed and recorded no later than the second Business Day immediately following the date first included in the Secured Borrowing Base, and
(2) the Fair Market Value of said Mortgage Loan when added to the sum of: (i) the Fair Market Value of all other Mortgage Loans included in the Secured Borrowing Base which are not closed and recorded, plus (ii) the Fair Market Value of all Mortgage Loans which are closed and recorded but for which the Collateral Agent has not received the Required Documents, does not exceed: a. thirty-five percent (35%) of the Aggregate Credit Limit during the period from the fifth Business Day immediately preceding the end of each calendar month through the fifth Business Day of the next succeeding month; or b. twenty percent (20%) of the Aggregate Credit Limit at any other date; and
     (w) Other than as allowed under subparagraph (p) above, the improvements on the related Property consist of a one-to-four family residence.
In determining the eligibility of any Mortgage Loan, any of the requirements for eligibility (other than the requirements contained in subparagraphs (h), (i), (l) and (n) above) may be waived by the Collateral Agent (with the consent of the Credit Agent), with notice of such waiver to be given to all Lenders in the next collateral report provided to the Lenders pursuant to Paragraph 11(b) of the Security Agreement (if such waiver is in force on the date of such collateral report); provided, however, that any Mortgage Loan which is accepted by the Collateral Agent as an Eligible Mortgage Loan pursuant to such waiver (an "Eligible Waiver Mortgage Loan") shall cease to be an Eligible Waiver Mortgage Loan upon written notice of the retraction of such waiver given to the Company by the Collateral Agent or the Majority Lenders (through the Collateral Agent) unless at the time of giving such notice the deficiency which originally required such waiver has been cured and such Eligible Waiver Mortgage Loan meets all other requirements for an Eligible Mortgage Loan; and, provided further, that the Fair Market Value of any Mortgage Loan accepted as an Eligible Waiver Mortgage Loan, when added to the Fair Market Values of all other Eligible Waiver Mortgage Loans included in the computation of the Collateral Value of the Secured Borrowing Base at any date, shall not exceed $50,000,000.00.

                  "Eligible Mortgage Servicing Assets" shall mean all now existing and hereafter arising rights of the Company to service, collect and administer Mortgage Loans under Servicing Contracts (whether directly or as assignee of the rights of the original servicer thereunder) between the Company and FNMA or FHLMC, as to which each of the following is accurate and complete (and the Company by including such servicing rights in "Eligible Mortgage Servicing Assets" in any calculation of the Unsecured Borrowing Base shall be deemed to so represent and warrant to the Credit Agent and each of the Lenders at and as of the date of such calculation):

     (a) The related Servicing Contract is in full force and effect, is genuine, is in all respects as appearing on its face and as represented in the books and records of the Company, is free of any default of the Company and of counterclaims, offsets and defenses and there does not exist any fact or circumstance that would entitle FNMA or FHLMC, as applicable, as the investor thereunder, to terminate said Servicing Contract for cause;
     (b) The assignment by the Company of its rights under the related Servicing Contract as collateral for the Obligations (subject only to obtaining a standard form acknowledgement from the applicable investor) would not violate any law or regulation the effect of which violation would be to render void or voidable such assignment or to permit the termination of the rights of the Company under such Servicing Agreement;
     (c) The servicing obligations under the related Servicing Contract are being performed on a non-recourse basis directly by the Company and not by others pursuant to subservicing arrangements; and
     (d) The Mortgage Loans being serviced under the related Servicing Contract are first priority one-to-four family residential Mortgage Loans and such Mortgage Loans are not owned by the Company.
                  "Eligible Non-Agency Mortgage Loan" shall mean a Mortgage Loan with respect to which each of the following are accurate and complete (and the Company by including said Mortgage Loan in any computation of the Collateral Value of the Secured Borrowing Base shall be deemed to so represent and warrant to the Credit Agent, the Collateral Agent and the Lenders at and as of the date of such computation):

     (a) Said Mortgage Loan is an Eligible Mortgage Loan;
     (b) Said Mortgage Loan is secured by a first priority deed of trust (or mortgage) on the related Property;
     (c) Said Mortgage Loan does not conform to the underwriting or other criteria for purchase by FNMA or FHLMC;
     (d) Said Mortgage Loan has not been previously included in the Borrowing Base;
     (e) If said Mortgage Loan is subject to a Take-Out Commitment, said Mortgage Loan (1) has been expressly pre-approved in writing by the Approved Investor issuing such Take-Out Commitment for purchase thereunder, (2) meets all applicable requirements for sale to the Approved Investor issuing such Take-Out Commitment, and (3) will be sold to the Approved Investor issuing such Take-Out Commitment on a non-recourse basis;
     (f) If said Mortgage Loan is not subject to a Take-Out Commitment, said Mortgage Loan has been underwritten by the Company pursuant to underwriting guidelines approved by Moody's or S&P in connection with the rating of a Mortgage-Backed Security supported by such Mortgage Loan; and
     (g) The Fair Market Value of said Mortgage Loan when added to the Fair Market Value of all other Eligible Non-Agency Mortgage Loans included in the Secured Borrowing Base does not exceed ten percent (10%) of the Primary Loan Credit Limit.
                  "Eligible Uncommitted Agency Mortgage Loan" shall mean a Mortgage Loan with respect to which each of the following are accurate and complete (and the Company by including said Mortgage Loan in any computation of the Collateral Value of the Secured Borrowing Base shall be deemed to so represent and warrant to the Credit Agent, the Collateral Agent and the Lenders at and as of the date of such computation):

     (a) Said Mortgage Loan is an Eligible Mortgage Loan;
     (b) Said Mortgage Loan is insured by the FHA, guaranteed by the VA and/or conforms to the underwriting and other requirements of FNMA or FHLMC in all material respects except as to acceptable original principal balance;
     (c) The original principal balance of said Mortgage Loan did not exceed $600,000.00; and
     (d) The Fair Market Value of said Mortgage Loan when added to the Fair Market Value of all other Eligible Uncommitted Agency Mortgage Loans included in the Secured Borrowing Base does not exceed $250,000,000.00.
                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may from time to time be supplemented or amended.

                  "Eurodollar Business Day" shall mean a Business Day upon which commercial banks in London, England are open for domestic and international business.

                  "Eurodollar Interest Period" shall mean the period of time commencing on the date as of which the Company has elected certain Direct Loans to be Eurodollar Loans and ending 1, 2 or 3 months thereafter (as designated by the Company in the related Loan Request, Interest Rate Election and Payoff Notice); provided, however, that (a) any Eurodollar Interest Period which would otherwise end on a day which is not a Eurodollar Business Day shall be extended to the next succeeding Eurodollar Business Day unless by such extension it would fall in another calendar month, in which case such Eurodollar Interest Period shall end on the immediately preceding Eurodollar Business Day; (b) any Eurodollar Interest Period which begins on a day for which there is no numerically corresponding day in the calendar month during which such Eurodollar Interest Period is to end shall, subject to the provisions of clause (a) hereof, end on the last day of such calendar month; and (c) no Eurodollar Interest Period shall extend beyond the Maturity Date.

                  "Eurodollar Loans" shall mean Direct Loans at such time as they are made and/or being maintained at a rate of interest based upon the Eurodollar Rate.

                  "Eurodollar Rate" shall mean with respect to any Eurodollar Interest Period or Discount Loan Interest Period, the rate per annum equal to the rate set forth at Telerate Page 3750 at approximately 11:00 a.m. London time two Eurodollar Business Days prior to the first day of the proposed Eurodollar Interest Period or Discount Loan Interest Period for deposits in dollars in an amount equal to the aggregate amount of Loans proposed to be subject to such rate during such Eurodollar Interest Period or Discount Loan Interest Period and for a period of time equal to such Eurodollar Interest Period or Discount Loan Interest Period; provided, however, that if such information is not available on Telerate the "Eurodollar Rate" shall be determined from information supplied to the Credit Agent by a nationally recognized reporting service for similar information acceptable to the Credit Agent.

     "Event of Default" shall have the meaning set forth in Paragraph 11 of the Agreement.
                  "Excess Collateral" shall have the meaning given such term in Paragraph 10(b) of the Security Agreement.

                  "Fair Market Value" shall mean at any date with respect to the Secured Borrowing Base, that amount calculated by multiplying the aggregate original principal balances of all Eligible Mortgage Loans (other than Eligible Mortgage Loans where the underlying promissory notes have dates which are more than three (3) months prior to the date said Mortgage Loans were first included in the Secured Borrowing Base, and Eligible HELOCS, in which case the most recently reported aggregate current outstanding principal balances of such Mortgage Loans shall be used in calculating "Fair Market Value") and Eligible Mortgage-Backed Securities included in the calculation of the Collateral Value of the Secured Borrowing Base at such date by the Applicable Valuation Factor.

                  "Federal Funds Effective Rate" shall mean for any day an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 8:00 a.m. (Los Angeles time) on such day on such transactions received by the Credit Agent from three Federal funds brokers of recognized standing selected by the Credit Agent in its sole discretion.

                  "Fee Letter" shall mean a letter duly executed by the Company and the Lenders in the form of that attached hereto as Exhibit J.

     "FHA" shall mean the Federal Housing Administration and any successor agency.
                  "FHLMC" shall mean the Federal Home Loan Mortgage Corporation and any successor agency.

                  "FNBC" shall mean The First National Bank of Chicago.

     "FNMA" shall mean the Federal National Mortgage Association and any successor agency.
                  "Funding Account" shall mean an account maintained in the Company's name alone with the Credit Agent, as announced to the Lenders by the Credit Agent from time to time.

                  "Funding Check" shall mean a check issued by or on behalf of the Company the proceeds of which will be used to close the origination of a Mortgage Loan designated for inclusion in the Collateral Value of the Borrowing Base and which check has not been presented for payment and cleared.

                  "GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time.

     "GNMA" shall mean the Government National Mortgage Association and any successor agency.

                  "GNMA Pool Advance Agreement" shall mean such agreement as GNMA may require be executed between the Company and the GNMA Pool Advance Lender setting forth the obligations of the GNMA Pool Advance Lender to fund advances on behalf of the Company to GNMA, the current form of such agreement, between the Company and FNBC, as the current GNMA Pool Advance Lender, being attached hereto as Exhibit K.

                  "GNMA Pool Advance Commitment" shall mean $10,000,000.00, as such amount may be reduced as provided in the GNMA Pool Advance Agreement and reported to the Credit Agent by the Company.

                  "GNMA Pool Advance Lender" shall mean one of the Lenders, with the initial GNMA Pool Advance Lender being FNBC.

                  "GNMA Pool Advance Loan" shall have the meaning given such term in Paragraph 1(e) of the Agreement.

                  "GNMA Pool Advance Note" shall have the meaning given such term in Paragraph 5(c) of the Agreement.

                  "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Guaranty" shall mean a guaranty duly executed by the Parent in the form of that attached hereto as Exhibit L.

                  "Hedge Contract" shall mean a contract (excluding any such contract relating to servicing rights of the Company) to buy or sell an instrument on the futures market or the futures options market or an option or financial future purchased over the counter for future delivery of such instrument, each of the above issued in accordance with the requirements of the Company's Hedging Program.

                  "Hedging Program" shall mean a program for hedging interest rate risks by the Company, which program shall provide, without limitation, that all Hedge Contracts will be placed with registered broker-dealers, futures commission merchants or clearing houses, if applicable, with whom the Company has written, assignable agreements.

                  "Indebtedness" of any Person shall mean all items of indebtedness which, in accordance with GAAP, would be included in determining liabilities as shown on the liability side of a statement of condition of such Person as of the date as of which indebtedness is to be determined, including, without limitation, all obligations for money borrowed and capitalized lease obligations, and shall also include all indebtedness and liabilities of others assumed or guaranteed by such Person or in respect of which such Person is secondarily or contingently liable (other than by endorsement of instruments in the course of collection) whether by reason of any agreement to acquire such indebtedness or to supply or advance sums or otherwise.

                  "Interest Period" shall mean, as the context requires, a Discount Loan Interest Period, a Eurodollar Interest Period and/or a Negotiated Loan Interest Period.

                  "L/C Commitment" shall mean for any L/C Issuing Lender at any date the maximum dollar face amount of Letters of Credit which such L/C Issuing Lender has agreed to issue under the Agreement, as set forth on the Commitment Schedule attached hereto as Schedule I, as such amount may be increased or decreased with the consent of the Company and such L/C Issuing Lender; provided, however, that in no event may the sum of all L/C Commitments exceed $150,000,000.00.

                  "L/C Drawing" shall mean any drawing under a Letter of Credit.

                  "L/C Issuing Lender" shall mean one or more of the Lenders which have agreed with the Company to act in such capacity.

                  "Lender Discount" shall mean with respect to each Discount Loan, an amount determined by the Credit Agent with respect to such Discount Loan such that, when the principal amount of such Discount Loan is repaid by the Company on the last day of the Discount Loan Interest Period with respect thereto, such principal amount will be equivalent to the proceeds of such Discount Loan (net of the Lender Discount) plus interest on such net proceeds calculated at a rate per annum equal to the Applicable Eurodollar Rate in respect of such Discount Loan for such Discount Loan Interest Period.

                  "Lenders" shall mean, collectively and severally, the "Lenders" under (and as defined in the introductory paragraph of) the Agreement and such additional lenders who may become "Lenders" pursuant to Paragraph 14(a) of the Agreement.

                  "Letter of Credit" shall have the meaning given such term in Paragraph 1(d) of the Agreement.

                  "Lien" shall mean any security interest, mortgage, pledge, lien, claim, charge or encumbrance (including any conditional sale or other title retention agreement), any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

                  "Loan" shall mean a Primary Loan, a Negotiated Loan or a Swing Loan, as applicable, and "Loans" shall mean all such loans, collectively and severally.

                  "Loan Request, Interest Rate Election and Payoff Notice" shall mean a written request, election and notice in form satisfactory to the Credit Agent.

                  "Loan-to-Value Ratio" shall mean with respect to any Mortgage Loan the ratio of the principal amount of such Mortgage Loan outstanding at the origination thereof (or in the case of an Eligible HELOC, the face amount of the promissory note evidencing such Eligible HELOC plus the principal amount outstanding under the first priority deed of trust (or mortgage) on the related Property, if any) divided by the lesser of (a) the most recent selling price of the related Property, and (b) the appraised value of the related Property.

                  "Majority Lenders" shall mean at any date those Lenders holding not less than sixty two percent (62%) of the Aggregate Percentage Shares.

                  "Margins" shall mean the dollar amount shown as "Margins" on the most recent Covenant Compliance Certificate delivered by the Company pursuant to Paragraph 9(a)(3) of the Agreement and shall equal the sum of: (a) that dollar portion of "Other Receivables" shown on the balance sheet of the Company as of the Applicable Financial Test Date delivered by the Company pursuant to Paragraph 9(a)(2) of the Agreement constituting margins (relating to cash and government securities with a maturity of less than one year), plus (b) Letters of Credit outstanding as of such Applicable Financial Test Date, plus
(c) unrepaid L/C Drawings as of such Applicable Financial Test Date.

                  "Maturity Date" shall mean May 14, 2000, as such date may be extended from time to time in writing by one hundred percent (100%) of the Lenders, in their sole discretion; provided, however, that the Company may request in writing an extension of such date not less than ninety (90) days prior thereto and the Lenders must respond within thirty (30) days prior to the then current Maturity Date indicating whether one hundred percent (100%) of the Lenders, in their sole discretion, desire to extend such Maturity Date (failure to so respond by any of the Lenders being deemed to constitute the refusal of the Lenders to grant such an extension).

                  "Maximum Primary Loan Commitment" shall mean for any Lender at any date that amount set forth on the Commitment Schedule attached hereto as
Schedule I as such Lender's "Maximum Primary Loan Commitment," as such amount may be increased or decreased as provided in the Credit Documents.

                  "MBSCC" shall have the meaning given such term in Paragraph 1(d) of the Agreement.

                  "Moody's" shall mean Moody's Investors Service, Inc.

                  "Mortgage-Backed Securities" shall mean (a) securities (including, without limitation, participation certificates) guaranteed by GNMA that represent interests in a pool of mortgages, deeds of trusts or other instruments creating a Lien on Property which is improved by a completed single family dwelling (one-to-four family units), (b) securities (including participation certificates) issued by FNMA or FHLMC that represent interests in such a pool, (c) securities issued under Approved Securities Offerings, and (d) privately-placed securities representing undivided interests in or otherwise supported by such a pool.

                  "Mortgage Claims Receivable" shall mean that dollar amount shown as such on the balance sheet of the Company as of the end of the calendar month immediately preceding the month in which "Mortgage Claims Receivable" is calculated.

                  "Mortgage Loan" shall mean a residential real estate secured loan, including, without limitation: (a) a promissory note and related deed of trust (or mortgage) and/or security agreements; (b) all guaranties and insurance policies, including, without limitation, all mortgage and title insurance policies and all fire and extended coverage insurance policies and rights of the owner of such mortgage loan to return premiums or payments with respect thereto; and (c) all right, title and interest of the owner of such mortgage loan in the Property covered by said deed of trust (or mortgage).

                  "Mortgage Loans Held For Sale" shall mean that dollar amount shown as such on the balance sheet of the Company as of the end of the calendar month immediately preceding the month in which "Mortgage Loans Held For Sale" is calculated.

                  "Multiemployer Plan" as to any Person shall mean a Plan of such Person which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

                  "Negative Security Event" shall mean any of the following:

                           (a)      There shall occur an Event of Default; or

     (b) Unless such occurrence shall be waived in writing by the Majority Lenders, the Company's long term unsecured debt rating shall be lower than "BBB-" with S&P or lower than "Baa3" with Moody's.
                  "Negotiated Loan" shall have the meaning given such term in Paragraph 1(b) of the Agreement.

                  "Negotiated Loan Interest Period" shall mean as to any Negotiated Loan the period of time from the date such Negotiated Loan is advanced until the principal amount thereof is payable in full, as agreed by the Company and the Lender which makes such Negotiated Loan; provided, however, that in no event shall any Negotiated Loan Interest Period extend beyond the Maturity Date.

                  "Negotiated   Loan  Interest   Rate"  shall  mean  as  to  any
Negotiated Loan such fixed rate per annum as the Company and the Lender which agreed to advance such Negotiated Loan have agreed.

                  "Negotiated Loan Notes" shall have the meaning given such term in Paragraph 5(c) of the Agreement.

                  "Notes" shall mean, collectively and severally, the Direct Loan Notes, the Discount Loan Notes, the Negotiated Loan Notes, the Swing Loan Notes, and the GNMA Pool Advance Note.

                  "Obligations" shall mean any and all debts, obligations and liabilities of the Company to the Lenders and the Agents (whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred), arising out of or related to the Credit Documents.

                  "Obligor" shall mean the individual or individuals obligated to pay the indebtedness which is the subject of a Mortgage Loan.

                  "Other Assets" shall mean the dollar amount shown as "Other Assets" on the most recent Covenant Compliance Certificate delivered by the Company pursuant to Paragraph 9(a)(3) of the Agreement and shall consist of all assets of the Company shown on the balance sheet of the Company (including servicing hedge investments) as of the most recent Applicable Financial Test Date other than assets included in the calculation of subparagraphs (1) through
(7) of Paragraph 10(k) of the Agreement; provided, however, that in no event shall Other Assets include intangible assets.

                  "Outstanding CPN" shall mean each CPN issued at any time under the Depositary Agreement which has not been presented for payment and for which payment has not been made in full.

                  "Outstanding Letter of Credit" shall mean a Letter of Credit issued under the Agreement which has not expired unutilized or been drawn upon in its full face amount.

                  "Overnight Transaction Loan Rate" shall mean on any day the rate per annum determined by the Credit Agent for such day to be its transaction loan rate, plus the Pricing Spread.

     "Parent" shall mean Countrywide Credit Industries, Inc., a Delaware corporation.
                  "Parent Notes" shall mean all promissory notes or other Indebtedness issued by the Parent pursuant to either of those certain Form S-3 Registration Statements filed on behalf of the Parent with the Securities and Exchange Commission on January 20, 1988, and July 25, 1989, respectively, as the same may be amended, extended or supplemented from time to time.

                  "Participant" shall mean a Person to whom has been sold an undivided participation interest in the Obligations as permitted under the Credit Documents.

                  "Paying Agent" shall mean such Person acceptable to the Company and the Credit Agent as shall agree to act as issuing and paying agent under the Depositary Agreement with respect to the CPNs, the current such Person being FNBC.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA and any successor agency.

                  "Perfected Assignment" shall mean, as to any Book-Entry MBS, that the related Mortgage-Backed Security has been transferred to the Collateral Agent or any entity designated by the Collateral Agent so that the Collateral Agent or such entity may maintain such Mortgage-Backed Security as depository in one of its book-entry accounts with a Federal Reserve Bank or the Mortgage Backed Securities Clearing Corporation Depositary System and a pledge to the Collateral Agent for the benefit of the Secured Parties has been registered with the Collateral Agent or such entity or the Company has taken such other such action as the Collateral Agent may request to protect, maintain or perfect the Collateral Agent's security interest in such Book-Entry MBS for the benefit of the Secured Parties.

                  "Person"  shall  mean  any  corporation,   limited   liability
company, natural person, firm, joint venture, partnership, trust, unincorporated organization, government or any department or agency of any government.

                  "Plan" shall mean as to any Person, any pension plan that is covered by Title IV of ERISA and in respect of which such Person or a Commonly Controlled Entity of such Person is an "employer" as defined in Section 3(5) of ERISA.

                  "Pledged Eligible Mortgage Servicing Assets" shall mean now existing and hereafter acquired Eligible Mortgage Servicing Assets as to which each of the following is accurate and complete (and the Company by including said Eligible Mortgage Servicing Assets in any calculation of the Collateral Value of the Secured Borrowing Base shall be deemed to so represent and warrant to the Credit Agent, the Collateral Agent and each of the Lenders):

     (a) The Company has granted to the Secured Parties, and the Collateral Agent holds on behalf of the Secured Parties, a first priority, perfected security interest in said Eligible Mortgage Servicing Assets; and
     (b) There has been delivered to the Collateral Agent from FNMA and/or FHLMC, as applicable, written consent, in form and content satisfactory to the Collateral Agent and executed by the Company, to the assignment by the Company of the related Servicing Contracts to the Collateral Agent for the benefit of the Secured Parties.
                  "Pool Loan Purchases" shall mean that dollar amount shown as such on the balance sheet of the Company as of the end of the calendar month immediately preceding the month in which "Pool Loan Purchases" is calculated.

                  "Positive Security Event" shall mean that there has not occurred and is continuing an Event of Default, and the Company's long term unsecured debt rating is at least "BBB-" with S&P and "Baa3" with Moody's.

                  "Potential Default" shall mean an event which but for the lapse of time or the giving of notice, or both, would constitute an Event of Default.

                  "Pre-Disbursement Account" shall mean an account maintained in the Credit Agent's name with the Credit Agent, as announced to the Lenders by the Credit Agent from time to time.

     "Pre-Funding Notice" shall mean a notice in the form of Exhibit N attached hereto.
                  "Pricing Spread" shall be determined for each Eurodollar Interest Period and each Discount Loan Interest Period on the first Business Day of such Interest Period, and with respect to each Swing Loan for each day such Swing Loan is outstanding, as follows: If on such day the Company's long term unsecured debt rating is: (a) at least "A+" with S&P or "A1" with Moody's, the Pricing Spread shall be 0.17%, (b) at least "A-" with S&P or "A3" with Moody's, the Pricing Spread shall be 0.275%; (c) at least "BBB+" with S&P or "Baa1" with Moody's, the Pricing Spread shall be 0.325%; (d) at least "BBB" with S&P or "Baa2" with Moody's, the Pricing Spread shall be 0.375% and (e) below "BBB" with S&P and "Baa2" with Moody's, the Pricing Spread shall be 0.425%; provided, however, that if on any day for whatever reason the Company's long term unsecured debt rating is not available from S&P or Moody's or is not otherwise determinable hereunder (including, without limitation, by reference to an alternate rating agency of recognized standing), the Pricing Spread shall be deemed to be 0.425%.

                  "Primary Loan" shall have the meaning given such term in Paragraph 1(a) of the Agreement.

                  "Primary Loan Credit Limit" shall mean at any date the aggregate of the Lenders' Maximum Primary Loan Commitments at such date, as set forth on the then effective Commitment Schedule; provided, however, that in no event shall the Primary Loan Credit Limit exceed at any date the Aggregate Credit Limit minus the aggregate L/C Commitments and the GNMA Pool Advance Commitment at such date.

                  "Primary Loan Percentage Share" shall mean for any Lender at any date that percentage which the dollar amount of such Lender's Maximum Primary Loan Commitment bears to the Primary Loan Credit Limit.

                  "Proceeds" shall mean whatever is receivable or received when Collateral or proceeds are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto.

                  "Property"  shall  mean  the  real  property,   including  the
improvements thereon, and the personal property (tangible and intangible) which are encumbered pursuant to a Mortgage Loan.

                  "Property and Equipment" shall mean the dollar amount shown as "Property, Equipment and Leasehold Improvements" on the balance sheet of the Company as of the Applicable Financial Test Date delivered by the Company pursuant to Paragraph 9(a)(2) of the Agreement.

                  "Purchased Servicing Rights" shall mean the dollar amount shown as "Purchased Servicing Rights" on the balance sheet of the Company as of the Applicable Financial Test Date delivered by the Company pursuant to Paragraph 9(a)(2) of the Agreement.

                  "Qualifying Balances" shall have the meaning with respect to each Balance Bank given such term in Annex I to the Balance Bank Agreement between the Company and such Balance Bank.

                  "Receivables For Mortgage Loans Shipped" shall mean that dollar amount shown as such on the balance sheet of the Company as of the end of the calendar month immediately preceding the month in which "Receivables For Mortgage Loans Shipped" is calculated.

                  "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System from time to time in effect and shall include any successor or other regulation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

                  "Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System (12 C.F.R. ss. 221), as the same may from time to time be amended, supplemented or superseded.

                  "Release Request" shall mean a request in the form of that attached hereto as Exhibit O.

     "Reportable Event" shall mean any of the events set forth in Section 4043(b) of ERISA.
                  "Requested CPNs" shall mean during any Secured Period as of any date the aggregate dollar amount of CPNs, if any, listed on the CPN Issuance Request delivered by the Company to the Collateral Agent on the immediately preceding Business Day.

                  "Required Documents" shall mean with respect to any Mortgage Loan those items listed on Exhibit P attached hereto.

                  "Requirements of Law" shall mean as to any Person the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or a final and binding determination of an arbitrator or a determination of a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "Reserve Requirement" shall mean with respect to an Interest Period for a Eurodollar Loan or a Discount Loan, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves and taking into account any transitional adjustments) which is imposed under Regulation D on eurocurrency liabilities.

                  "S&P" shall mean Standard & Poor's Ratings Services.

                  "Secured Borrowing Base" shall mean at any date all assets, including all Eligible Mortgage Loans, all Eligible Mortgage-Backed Securities and all Pledged Eligible Mortgage Servicing Assets, included by the Collateral Agent in the calculation of the Collateral Value of the Secured Borrowing Base at such date.

                  "Secured Obligations" shall have the meaning given such term in Paragraph 3 of the Security Agreement.

                  "Secured Parties" shall have the meaning given such term in Paragraph 1 of the Security Agreement.

                  "Secured Period" shall mean any period commencing on the date there shall occur a Negative Security Event to but not including the date there shall occur a Positive Security Event.

                  "Secured Period Borrowing Base Certificate" shall mean a certificate in the form of that attached hereto as Exhibit Q.

                  "Security Agreement" shall mean a Security and Collateral Agency Agreement in the form of that attached hereto as Exhibit R, as the same may be amended, extended or replaced from time to time.

                  "Servicing Contract" shall mean the written agreement between FNMA or FHLMC and the Company providing for the servicing of Mortgage Loans, including pools of Mortgage Loans underlying Mortgage-Backed Securities, and shall include all manuals, guides, laws, rules and regulations incorporated by reference in or otherwise governing the terms of the relationship of such investor and the Company thereunder.

                  "Servicing Pass-Through Venture" shall mean any corporation, partnership, joint venture, trust or other entity legally separate from the Company and formed for the purpose of acquiring (either from the Company or from unaffiliated parties) the right to service mortgage loans for a fee and selling or pledging all or any portion of the related servicing fee income to finance all or part of the acquisition of such servicing rights.

                  "Settlement Account" shall mean: (a) during any Unsecured Period, such account or accounts as the Company may designate from time to time in writing, and (b) during any Secured Period, Account No. 19-13433 maintained in FNBC's name at One First National Plaza, Suite 0098, Chicago, Illinois 60670-0098.

                  "Single Employer Plan" shall mean as to any Person any Plan of such Person which is not a Multiemployer Plan.

                  "Single Level Subordinated Parent Debt" shall mean Indebtedness of the Company to the Parent which although subject to the Subordination Agreement (and therefore constituting Subordinated Debt) is not Double Level Subordinated Parent Debt.

                  "Statement Date" shall mean February 29, 1996.

                  "Subordinated Debt" shall mean Indebtedness of the Company subordinated to the Obligations in the manner and to the extent required by the Majority Lenders pursuant to written subordination agreements satisfactory in form and substance to the Majority Lenders.

                  "Subordinated Parent Borrowings" shall mean Indebtedness of the Parent subordinated to other Indebtedness of the Parent to the extent satisfactory to the Majority Lenders, it being expressly agreed and understood that Indebtedness of the Parent under the Parent Notes does not constitute Subordinated Parent Borrowings.

                  "Subordination Agreement" shall mean a subordination agreement in the form of Exhibit S attached hereto, as the same may be amended, extended or replaced from time to time.

                  "Subsidiary" shall mean any corporation more than fifty percent (50%) of the stock of which having by the terms thereof ordinary voting power to vote for the election of directors, managers or trustees of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) shall, at the time as of which any determination is being made, be owned, either directly and/or through Subsidiaries.

                  "Swing Line Commitment" shall mean for any Swing Line Lender at any date that amount set forth on the Commitment Schedule attached hereto as
Schedule I as such Swing Line Lender's "Swing Line Commitment," as such amount may be increased or decreased by written consent of the Company and one hundred percent (100%) of the Swing Line Lenders and the Majority Lenders.

                  "Swing Line Lenders" shall mean those Lenders which have agreed to advance Swing Loans hereunder, with the initial Swing Line Lenders being BT, FNBC, The Bank of New York and The Chase Manhattan Bank, N.A.

                  "Swing Line Percentage Share" shall mean for any Swing Line Lender at any date that percentage which the dollar amount of such Swing Line Lender's Swing Line Commitment bears to the Aggregate Swing Line Commitment.

                  "Swing Loan" shall have the meaning given such term in Paragraph 1(c) of the Agreement.

                  "Swing Loan Notes" shall have the meaning given such term in Paragraph 5(c) of the Agreement.

                  "Take-Out Commitment" with respect to any Mortgage Loan or Mortgage-Backed Security shall mean: (a) a bona fide current, unused and unexpired commitment issued in favor of and held by the Company made by an Approved Investor, under which said Approved Investor agrees, prior to the expiration thereof, upon the satisfaction of certain terms and conditions therein, to purchase such Mortgage-Backed Security or Mortgage Loan (or a security secured or otherwise supported by a pool of residential mortgage loans to include such Mortgage Loan) at a specified price, which commitment is not subject to any term or condition which is not customary in commitments of like nature or which, in the reasonably anticipated course of events, cannot be fully complied with prior to the expiration thereof; or (b) if a Mortgage Loan is designated to secure or otherwise support an Approved Securities Offering, a firm underwriting agreement in full force and effect with an Approved Investor.

                  "Taxes" shall have the meaning given such term in Paragraph 4(l) of the Agreement.

                  "Total Debt" shall mean all Indebtedness of the Company and its Subsidiaries excluding Subordinated Debt (other than Single Level Subordinated Parent Debt) and deferred taxes of the Company attributable to capitalization of purchased servicing rights and excess servicing fees.

                  "Transferee Lender" shall mean an existing Lender to which another existing Lender transfers a portion of its Aggregate Maximum Commitment.

                  "Type" for any Mortgage Loan shall mean an Eligible Committed Conforming Mortgage Loan, an Eligible Committed Non-Conforming Mortgage Loan, an Eligible Uncommitted Agency Mortgage Loan, an Eligible HELOC, an Eligible Non-Agency Mortgage Loan or any other classification of Mortgage Loans as to which one hundred percent (100%) of the Lenders, the Credit Agent and the Collateral Agent have established in writing, in their sole discretion, the criteria for inclusion of such Mortgage Loans in the calculation of the Collateral Value of the Secured Borrowing Base, including, without limitation, the aggregate dollar amount includable, the permissible period of time includable and the characteristics of such Mortgage Loans.

                  "Unsecured Borrowing Base" shall mean at any date all assets, including all Eligible Mortgage Assets and all Eligible Mortgage Servicing Assets, included by the Company in the calculation of the Collateral Value of the Unsecured Borrowing Base at such date.

                  "Unsecured Period" shall mean the period from the Effective Date to but not including the date there shall occur a Negative Security Event and, thereafter, any period commencing on the date there shall occur a Positive Security Event to but not including the date there shall occur a Negative Security Event.

                  "Unsecured Period Borrowing Base Certificate" shall mean a certificate in the form of that attached hereto as Exhibit T.

     "VA" shall mean the Veterans Administration and any successor agency.
                  "Verified Outstanding CPNs" shall mean at any date, the aggregate dollar amount of Outstanding CPNs at the opening of business of the Paying Agent on such date less the aggregate dollar amount of CPNs which by their terms will mature on such date and plus the aggregate dollar amount of Requested CPNs, all as determined by the Company (or during any Secured Period as determined by the Collateral Agent, in its reasonable discretion, based upon information supplied to the Collateral Agent by the Paying Agent and the Company as provided herein and in the Depositary Agreement).

                  "Warehouse-Related MBS" shall have the meaning given such term in Paragraph 9(b)(2) of the Security Agreement.

                  "Wet Funded Loans" shall mean on any date during any Secured Period Mortgage Loans the Required Documents for which have not been received by the Collateral Agent.